EXHIBIT 10.10


                        MASTER CREDIT FACILITY AGREEMENT


        THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 10th day of November, 1999 by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the "REIT), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership ("OP"); the REIT and OP being collectively referred to as the "BORROWER"), (c) PADDOCK CLUB BRANDON, A LIMITED PARTNERSHIP, a Georgia limited partnership ("BRANDON"), (d) PADDOCK CLUB COLUMBIA, A LIMITED PARTNERSHIP, a Georgia limited partnership ("COLUMBIA"), (e) PADDOCK PARK OCALA II, A LIMITED PARTNERSHIP, a Georgia limited partnership ("OCALA"), and (f) PADDOCK CLUB TALLAHASSEE, A LIMITED PARTNERSHIP, a Georgia limited partnership ("TALLAHASSEE"; BRANDON, COLUMBIA, OCALA AND TALLAHASSEE being collectively referred to as the "GUARANTORS"; Borrower and the Guarantors being collectively referred to as the "BORROWER PARTIES") and (ii) WMF WASHINGTON MORTGAGE CORP., a Delaware corporation formerly known as Washington Mortgage Financial Group, Ltd. ("LENDER").

                                    RECITALS

        A. The REIT owns directly and indirectly 86% of the voting interests in OP. The REIT owns, directly or indirectly, 100% of the ownership interest in each of the Guarantors.

        B. The Borrower Parties own one or more Multifamily Residential Properties (capitalized terms used but not defined shall have the meanings ascribed to such terms in Article I of this Agreement) as more particularly described in EXHIBIT A to this Agreement.

        C. The Borrower has requested that the Lender establish a $113,231,000 Credit Facility in favor of the Borrower, comprised initially of a $113,231,000 Variable Facility, all or part of which can be converted to a Fixed Facility in accordance with, and subject to, the terms and conditions of this Agreement, and a minimum of 25% (but in no event less than $28,307,750) of such Variable Facility must be converted to a Fixed Facility not later than the date 18 months after the Initial Closing Date.

        D. The Guarantors have agreed to guaranty all of the obligations of the Borrower under this Agreement and the other Loan Documents.

        E. To secure the obligations of the Borrower Parties under this Agreement and the other Loan Documents issued in connection with the Credit Facility, the Borrower Parties shall create a Collateral Pool in favor of the Lender. The Collateral Pool shall be comprised of (i) Security Instruments on certain Multifamily Residential Properties owned by the Borrower Parties and
(ii) any other Security Documents executed by any Borrower Party pursuant to this Agreement or any other Loan Documents.
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        F. Each of the Security Documents shall be cross-defaulted (i.e., a default under any Security Document, or under this Agreement, shall constitute a default under each Security Document, and this Agreement) and cross-collateralized (i.e., each Security Instrument shall secure all of the Borrower Parties' obligations under this Agreement and the other Loan Documents issued in connection with the Credit Facility) and it is the intent of the parties to this Agreement that the Lender may accelerate any Note without the necessity to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without the necessity to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied as determined by Lender in its sole and absolute discretion.

        G. Subject to the terms, conditions and limitations of this Agreement, the Lender has agreed to establish the Credit Facility.

        NOW, THEREFORE, the Borrower Parties and the Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

               "ACQUIRING PERSON" means a "person" or "group of persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

               "ADDITIONAL MORTGAGED PROPERTY" means each Multifamily Residential Property owned by any Borrower Party (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Article VI.

               "ADVANCE" means a Variable Advance or a Fixed Facility Advance.

               "ADVANCE CONFIRMATION INSTRUMENT" shall have the meaning set forth in Section 4.02.

               "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

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               "AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE TRAILING 12 MONTH
        PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--


               (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for the Mortgaged Properties

                                       TO

               (b)   the Facility Debt Service on the specified date.

               "AGGREGATE LOAN TO VALUE RATIO" means, for any specified date, the ratio (expressed as a percentage) of--

               (a)   the Advances Outstanding on the specified date,

                                       TO

               (b) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

               "AGREEMENT" means this Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to this Agreement, each of which is hereby incorporated into this Agreement by this reference.

               "ALLOCABLE FACILITY AMOUNT" means the portion of the Credit Facility allocated to a particular Mortgaged Property by Lender in accordance with this Agreement.

               "AMORTIZATION PERIOD" means, with respect to each Fixed Facility Advance, the period of not less than 25 years and not more than 30 years.

               "APPLICABLE LAW" means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by this Agreement or any of the other Loan Documents.

               "APPRAISAL" means an appraisal of a Multifamily Residential Property or Multifamily Residential Properties conforming to the requirements of Chapter 5 of Part III of the DUS Guide, and accepted by the Lender.

               "APPRAISED VALUE" means the value set forth in an Appraisal.

               "BORROWER" means, individually and collectively, the REIT and OP.

               "BORROWER PARTIES" means, individually and collectively, the Borrower and the Guarantors.

               "BUSINESS DAY" means a day on which Fannie Mae is open for business.

               "CALENDAR QUARTER" means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d)
        October-November-December.

               "CAP RATE" means, for each Mortgaged Property, a capitalization rate reasonably selected by the Lender for use in determining the Valuations, as disclosed to the Borrower Parties from time to time.

               "CASH MANAGEMENT AGREEMENT" means that certain Cash Management Security, Pledge and Assignment Agreement between the Borrower Parties and the Lender in the form attached as EXHIBIT C to this Agreement.

               "CHANGE OF CONTROL" means the earliest to occur of: (a) the date on which the REIT ceases for any reason whatsoever to be the sole general partner or managing member of any other Borrower Party, or (b) the date on which the REIT or OP shall cease for any reason to be the holder of at least 75% of the voting interest of the other Borrower Parties or to own at least 40% of the equity, profits or other limited partnership interests in, or Voting Equity Capital (or any other Securities or ownership interests) of the other Borrower Parties, or (c) the date on which an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 25% of the total Voting Equity Capital (or of any other Securities or ownership interest) of any Borrower Party then outstanding, or (d) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or an equivalent governing body) of the members of the board of directors or an equivalent governing body) of the REIT or OP over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of the REIT or OP then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (d) shall apply thereto by substituting such governing body and the members thereof for the board of directors and members thereof, respectively).

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               "CLOSING DATE" means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.

               "COLLATERAL" means, the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing any of the Borrower Parties' obligations under the Loan Documents.

               "COLLATERAL ADDITION FEE" means, with respect to a Multifamily Residential Property added to the Collateral Pool in accordance with
        Article VI--

                      (i)   65 basis points, multiplied by

                      (ii) Allocable Facility Amount of the Multifamily Residential Property, as determined by the Lender.

               "COLLATERAL ADDITION LOAN DOCUMENTS" means the Security Instrument covering an Additional Mortgaged Property and any other documents, instruments or certificates required by the Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article VI.

               "COLLATERAL ADDITION REQUEST" shall have the meaning set forth in
        Section 6.02(a).

               "COLLATERAL POOL" means the aggregate total of the Collateral.

               "COLLATERAL RELEASE PROPERTY" shall have the meaning set forth in
        Section 7.02(a).

               "COLLATERAL RELEASE REQUEST" shall have the meaning set forth in
        Section 7.02(a).

               "COLLATERAL SUBSTITUTION FEE" means, with respect to any substitution effected in accordance with Section 7.04, a fee equal to 65 basis points multiplied by the Allocable Facility Amount of the Substituted Mortgage Property added to the Collateral Pool.

               "COMMITMENT" means, at any time, the sum of the Fixed Facility Commitment and the Variable Facility Commitment.

               "COMPLETE FIXED FACILITY TERMINATION" shall have the meaning set forth in Section 9.02(a).

               "COMPLETE VARIABLE FACILITY TERMINATION" shall have the meaning set forth in Section 9.02(a).

               "COMPLIANCE CERTIFICATE" means a certificate of the Borrower Parties in the form attached as EXHIBIT D to this Agreement.

               "CONVERSION DOCUMENTS" has the meaning specified in Section 3.07(b).

               "CONVERSION REQUEST" has the meaning specified in Section
        3.07(a).

               "COUPON RATE" means, with respect to a Variable Advance, the imputed interest rate determined by the Lender pursuant to Section 2.05 for the Variable Advance and, with respect to a Fixed Facility Advance, the interest rate determined by the Lender pursuant to Section 3.05 for the Fixed Facility Advance.

               "COVERAGE AND LTV TESTS" mean, for any specified date, each of the following financial tests:

               (a) The Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than 140%.

               (b)   The Aggregate Loan to Value Ratio does not exceed 65%.

               "CREDIT FACILITY" means the Fixed Facility and the Variable Facility.

               "CREDIT FACILITY EXPANSION" means an increase in the Commitment made in accordance with Article VIII.

               "CREDIT FACILITY EXPANSION LOAN DOCUMENTS" means amendments to the Variable Facility Note or the Fixed Facility Note, as the case may be, increasing the amount of such Note to the amount of the Commitment, as expanded in accordance with Article VIII and amendments to the Security Instruments, increasing the amount secured by such Security Instruments to the amount of the Commitment.

               "CREDIT FACILITY EXPANSION REQUEST" shall have the meaning set forth in Section 8.02(a).

               "CREDIT FACILITY TERMINATION REQUEST" shall have the meaning set forth in Section 10.02(a).

               "DEBT SERVICE COVERAGE RATIO" means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of --

               (a) the aggregate of the Net Operating Income for the preceding 12 month period for the subject Mortgaged Property

                                       TO

               (b) the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property.

               "DISCOUNT" means, with respect to any Variable Advance, an amount equal to the excess of --

               (i) the face amount of the MBS backed by the Variable Advance, over

               (ii)  the Price of the MBS backed by the Variable Advance.

               "DUS GUIDE" means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including exhibits to the DUS Guide and amendments in the form of Lender Memos, Guide Updates and Guide Announcements (and, if such Guide is no longer used by Fannie Mae, the term "DUS Guide" as used in this Agreement means the Fannie Mae Multifamily Negotiated Transactions Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to specific articles and sections of, and exhibits to, the DUS Guide shall be deemed references to such articles, sections and exhibits as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.

               "DUS UNDERWRITING REQUIREMENTS" means the overall underwriting requirements for Multifamily Residential Properties as set forth in the DUS Guide.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "EVENT OF DEFAULT" means any event defined to be an "Event of Default" under Article XVII.

               "FACILITY DEBT SERVICE" means, as of any specified date, the sum of:

               (a) the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes:

                     (i) each Variable Advance shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for the Variable Advance) in an amount necessary to fully amortize the original principal amount of the Variable Advance over a 30-year period, with such amortization deemed to commence on the first day of the 12 month period; and

                     (ii) each Fixed Facility Advance shall require level monthly payments of principal and interest (at the Coupon Rate for the Fixed Facility Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Facility Advance over a 30-year period, with such amortization to commence on the first day of the 12 month period; and

               (b) the amount of the Standby Fees payable to the Lender pursuant to Section 16.01 during such 12 month period (assuming, for these purposes, that the Advances Outstanding throughout the 12 month period are always equal to the amount of Advances Outstanding on the specified date).

EXHIBIT E to this Agreement contains an example of the determination of the Facility Debt Service.

        "FACILITY TERMINATION FEE" means, with respect to a reduction in either the Variable Facility Commitment or the Fixed Facility Commitment pursuant to Articles IX or X, an amount equal to the product obtained by multiplying--

               (1) the reduction in the Variable Facility Commitment and any undrawn portion of the Fixed Facility Commitment, by

               (2)   24 basis points, by

               (3) the present value factor calculated using the following formula:

                                  1 - (1 + R)-n
                                   -----------
                                               r

               [r =  Yield Rate

                n = the number of years (counting any partial year as a full year) remaining between the Closing Date for the reduction in the Commitment and the Variable Facility Termination Date or the Fixed Facility Termination Date, as the case may be.

        The "Yield Rate" means the rate, determined as of the Initial Closing Date, on the U.S. Treasury security having a maturity closest to the Variable Facility Termination Date or the Fixed Facility Termination Date, as the case may be].

               "FANNIE MAE" means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 ET SEQ.

               "FINANCIAL COVENANTS" means the covenants set forth in Article
        XV.

               "FIXED FACILITY" means the agreement of the Lender to make Fixed Facility Advances to the Borrower pursuant to Section 3.01.

               "FIXED FACILITY ADVANCE" means a loan made by the Lender to the Borrower under the Fixed Facility Commitment.

               "FIXED FACILITY AVAILABILITY PERIOD" means the period beginning on the Initial Closing Date and ending on the date five years after the Initial Closing Date.

               "FIXED FACILITY COMMITMENT" means $0, plus such amount as the Borrower may elect to add to the Fixed Facility Commitment in accordance with Articles III or VIII.

               "FIXED FACILITY FEE" means (i)(a) if at the time of the first Fixed Facility Advance, the Borrower elects that payments in respect of the Fixed Facility Advance shall not include payments of principal as provided in the Fixed Facility Note, 57 basis points for a Fixed Facility Advance drawn from the Fixed Facility Commitment converted from the Variable Commitment during the period ending on the date 12 months after the Initial Closing Date, or (b) if at the time of the first Fixed Facility Advance, the Borrower elects that payments in respect of the Fixed Facility Advance shall include payments of principal as provided in the Fixed Facility Note, 52 basis points for a Fixed Facility Advance drawn from the Fixed Facility Commitment converted from the Variable Commitment during the period ending on the date 12 months after the Initial Closing Date, and (ii) for any Fixed Facility Advance drawn from any portion of the Fixed Facility Commitment, increased under Article VIII or converted from any portion of the Variable Commitment after the period ending on the date 12 months after the Initial Closing Date, the number of basis points determined at the time of such increase by the Lender as the Fixed Facility Fee for such Fixed Facility Advances, provided that in no event shall the Fixed Facility Fee for Fixed Facility Advances converted from the Variable Commitment (expressed as a number of basis points) exceed the Variable Facility Fee.

               "FIXED FACILITY NOTE" means a promissory note, in the form attached as EXHIBIT B to this Agreement, which will be issued by the Borrower to the Lender, concurrently with the funding of each Fixed Facility Advance, to evidence the Borrower's obligation to repay the Fixed Facility Advance.

               "FUTURE ADVANCE" means an Advance made after the Initial Closing Date.

               "FUTURE ADVANCE REQUEST" shall have the meaning set forth in
        Section 5.02.

               "GAAP" means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

               "GENERAL CONDITIONS" shall have the meaning set forth in Article XI.

               "GEOGRAPHICAL DIVERSIFICATION REQUIREMENTS" means, prior to the occurrence of an increase in the Commitment pursuant to Article VIII, a requirement that the Collateral Pool consist of at least seven (7) Mortgaged Properties located in at least five (5) states and, upon the occurrence of any increase in the Commitment pursuant to Article VIII, such requirements as to the geographical diversity of the Collateral Pool as the Lender may determine and notify the Borrower of at the time of the increase.

               "GOVERNMENTAL APPROVAL" means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

               "GOVERNMENTAL AUTHORITY" means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

               "GROSS REVENUES" means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed under DUS guidelines as shown in Section
        403.02 of Part III of the DUS Guide (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions.

               "GUARANTORS" means, individually and collectively, BRANDON, COLUMBIA, OCALA and TALLAHASSEE.

               "GUARANTY" means that certain Guaranty executed by the Guarantors in the form attached as EXHIBIT FF to this Agreement.

               "HAZARDOUS MATERIALS", with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

               "HAZARDOUS MATERIALS LAW", with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

               "HAZARDOUS SUBSTANCE ACTIVITY" means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

               "IMPOSITIONS" means, with respect to any Mortgaged Property, all
        (1) water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under any Security Instrument, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests.

               "INDEBTEDNESS" means, with respect to any Person, as of any specified date, without duplication, all:

                     (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such person has a non-contingent contract to purchase such property);

                     (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;

                     (c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;

                     (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;

                     (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and

                     (f) as to any Person ("GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation ("PRIMARY OBLIGATIONS") of any third person ("PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith.

               "INITIAL ADVANCE" means the Variable Advance made on the Initial Closing Date in the amount of $113,231,000.

               "INITIAL ADVANCE REQUEST" shall have the meaning set forth in
        Section 5.01.

               "INITIAL CLOSING DATE" means the date of this Agreement.

               "INITIAL MORTGAGED PROPERTIES" means the Multifamily Residential Properties described on Exhibit A to this Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date.

               "INITIAL SECURITY INSTRUMENTS" means the Security Instruments covering the Initial Mortgaged Properties.

               "INITIAL VALUATION" means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to this Agreement.

               "INSURANCE POLICY" means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.

               "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final, temporary or proposed.

               "LEASE" means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

               "LENDER" shall have the meaning set forth in the first paragraph of this Agreement, but shall refer to any replacement Lender if the initial Lender is replaced pursuant to the terms of Section 19.04.

               "LIEN" means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).

               "LOAN DOCUMENTS" means this Agreement, the Notes, the Advance Confirmation Instruments for the Variable Advances, the Guaranty, the Security Documents, all documents executed by the Borrower Parties pursuant to the General Conditions set forth in Article XI of this Agreement and any other documents executed by a Borrower Party from time to time in connection with this Agreement or the transactions contemplated by this Agreement.

               "LOAN TO VALUE RATIO " means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of --

               (a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date,

                                       TO

               (b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

               "LOAN YEAR" means the 12-month period from the first day of the first calendar month after the Initial Closing Date to and including the last day before the first anniversary of the Initial Closing Date, and each 12-month period thereafter.

               "MATERIAL ADVERSE EFFECT" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of any Borrower Party, (b) the present or future ability of any Borrower Party to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of this Agreement or any other Loan Document or the rights or remedies of the Lender under any Loan Document, or (d) the value of, or the Lender's ability to have recourse against, any Mortgaged Property.

               "MBS" means a mortgage-backed security which is "backed" by an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of such Advance.

               "MBS IMPUTED INTEREST RATE" shall have the meaning set forth in
        Section 2.05(a).

               "MBS ISSUE DATE" means the date on which a Fannie Mae MBS is issued by Fannie Mae.

               "MBS DELIVERY DATE" means the date on which a Fannie Mae MBS is delivered by Fannie Mae.

               "MBS PASS-THROUGH RATE" for a Fixed Facility Advance means the interest rate as determined by the Lender (rounded to three places) payable in respect of the Fannie Mae MBS issued pursuant to the MBS Commitment backed by the Fixed Facility Advance as determined in accordance with Section 4.01.

               "MORTGAGED PROPERTIES" means, collectively, the Additional Mortgaged Properties, the Substituted Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Collateral Release Property from and after the date of the release of the Collateral Release Property from the Collateral Pool.

               "MULTIFAMILY RESIDENTIAL PROPERTY" means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Chapter 2 of Part III of the DUS Guide (Property Requirements).

               "NET OPERATING INCOME" means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by a Borrower Party or an Affiliate of a Borrower Party for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by a Borrower Party or an Affiliate of a Borrower Party shall be the Mortgaged Property's pro forma net operating income determined by the Lender in accordance with the underwriting procedures set forth in Chapter 4 of Part III of the DUS Guide (Determination of Loan Amount).

               "NOTE" means any Fixed Facility Note or the Variable Facility
        Note.

               "OBLIGATIONS" means the aggregate of the obligations of each of the Borrower Parties under this Agreement and the other Loan Documents.

               "OPERATING EXPENSES" means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by the Lender based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee and deposits to the Replacement Reserves (whether funded or not), are included in the total operating expense figure; (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).

               "ORGANIZATIONAL CERTIFICATE" means a certificate of the Borrower Parties in the form attached as EXHIBIT F to this Agreement.

               "ORGANIZATIONAL DOCUMENTS" means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

               "OUTSTANDING" means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, but have not been repaid in full as of the specified date.

               "OWNERSHIP INTERESTS" means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "PERMITS" means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower Party's business.

               "PERMITTED LIENS" means, with respect to a Mortgaged Property,
        (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by the Lender, (ii) the Security Instrument encumbering the Mortgaged Property, and (iii) any other Liens approved by the Lender.

               "PERSON" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

               "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

               "PRICE" means, with respect to an Advance, the proceeds of the sale of the MBS backed by the Advance.

               "PROPERTY" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

               "RATE CONFIRMATION FORM" shall have the meaning set forth in
        Section 4.01(c).

               "RATE SETTING DATE" shall have the meaning set forth in Section 4.01(b).

               "RATE SETTING FORM" shall have the meaning set forth in Section 4.01(b).

               "REIT" means Mid-America Apartment Communities, Inc., a Tennessee corporation.

                "RELEASE FEE" means, with respect to each Mortgaged Property released from the Collateral Pool pursuant to Article VII, a fee equal to $15,000.

               "RELEASE PRICE" shall have the meaning set forth in Section 7.02(c).

               "RENT ROLL" means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by the Lender and containing substantially the same information as Form 4243 requires.

               "REPLACEMENT RESERVE AGREEMENT" means a Replacement Reserve and Security Agreement, reasonably required by the Lender, and completed in accordance with the requirements of the DUS Guide.

               "REQUEST" means a Collateral Addition Request, a Collateral Substitution Request, a Collateral Release Request, a Conversion Request, a Credit Facility Expansion Request, a Credit Facility Termination Request, a Future Advance Request, an Initial Advance Request or a Variable Facility Termination Request.

               "REVOLVING CREDIT ENDORSEMENT" means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as EXHIBIT H to this Agreement.

               "SECURITY" means a "security" as set forth in Section 2(1) of the Securities Act of 1933, as amended.

               "SECURITY DOCUMENTS" means the Security Instruments, the Cash Management Agreement, the Replacement Reserve Agreements and any other documents executed by a Borrower Party from time to time to secure any of the Borrower Parties' obligations under the Loan Documents.

               "SECURITY INSTRUMENT" means, for each Mortgaged Property, a separate Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower Party to or for the benefit of the Lender to secure the obligations of the Borrower Parties under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower Party, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the Commitment in effect from time to time.

               "SENIOR MANAGEMENT" means (i) the Chief Executive Officer, Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of the REIT or OP and (ii) any other individuals with responsibility for any of the functions typically performed in a corporation by the officers described in clause (i).

               "SINGLE-PURPOSE" means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:

               (i) has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

               (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

               (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

               (iv) has observed all customary formalities regarding its partnership or corporate existence, as the case may be;

               (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person;

               (vi) has not commingled its assets or funds with those of any other Person;

               (vii) has accurately maintained its own bank accounts and books and accounts separate from those of any other Person;

               (viii) has paid its own liabilities from its own separate assets;

               (ix) has identified itself in all dealings with creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;

               (x) has not identified itself as being a division or a part of any other Person;

               (xi) has not identified any other Person as being a division or a part of such Person;

               (xii) has been adequately capitalized in light of its contemplated business operations;

               (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;

               (xiv) has not acquired obligations or securities of any other Person;

               (xv) in relation to a Borrower Party, except for loans made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;

               (xvi) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party;

               (xvii)  has conducted its own business in its own name;

               (xviii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations;

               (xix) has allocated fairly and reasonably any overhead for shared office space;

               (xx) has not pledged its assets for the benefit of any other entity or made any loans or advances to any person or entity;

               (xxi) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code;

               (xxii) has not acquired obligations or securities of its partners or Affiliates; and

               (xxiii) has corrected any known misunderstanding regarding its separate identity.

               "SMSA" means a "standard metropolitan statistical area," as defined from time to time by the United States Office of Management and Budget.

               "STANDBY FEE" means, for any month, an amount equal to the product obtained by multiplying: (i) 1/12, by (ii) 24 basis points, by
        (iii) the Unused Capacity for such month.

               "SUBSIDIARY" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (ii) any Person of which the specified Person is, directly or indirectly, the owner of more than 50% of any voting class of Ownership Interests or (iii) any Person (A) which is a partnership and (B) of which the specified Person is a general partner and owns more than 50% of the partnership interests.

               "SUBSTITUTED MORTGAGED PROPERTY" means each Multifamily Residential Property owned by any Borrower Party (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date in connection with substitution of Collateral as permitted by
        Section 7.04 of this Agreement.

               "SURVEYS" means the as-built surveys of the Mortgaged Properties prepared in accordance with the requirements of Section 113 of the DUS Guide, or otherwise approved by the Lender.

               "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.

               "TERM OF THIS AGREEMENT" shall be determined as provided in
        Section 23.10 to this Agreement.

               "TERMINATION DATE" means, at any time during which Fixed Facility Advances are Outstanding, the latest maturity date for any Fixed Facility Advance Outstanding, and, at any time during which Fixed Facility Advances are not Outstanding, the Variable Facility Termination Date. "TIE-IN ENDORSEMENT" means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as EXHIBIT J to this Agreement.

               "TITLE COMPANY" means Fidelity National Title Insurance Company of New York.

               "TITLE INSURANCE POLICIES" means the mortgagee's policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of
        Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as the Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including Revolving Credit Endorsements, if available, and Tie-In Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the Commitment.

               "TRAILING 12 MONTH PERIOD" means, for any specified date, the 12 month period ending with the last day of the most recent Calendar Quarter for which financial statements have been delivered by the Borrower Party to the Lender pursuant to Sections 13.04(c) and (d).

               "TRANSFER" means (i) a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof, or (ii) a sale, assignment, pledge, transfer or other disposition of any interest in a Borrower Party other than to another Borrower Party, or (iii) the issuance or other creation of new ownership interests in a Borrower Party other than (a) sales of the stock of the REIT on the New York Stock Exchange or

        (b) private placements of ownership interests in a Borrower Party that do not result in a Change of Control or any other partnership, corporation, real estate investment trust or other entity that has a direct or indirect ownership interest in a Borrower Party, or (iv) a merger or consolidation of a Borrower Party into another entity or of another entity into a Borrower Party other than into another Borrower Party, or (v) the reconstitution of a Borrower Party from one type of entity to another type of entity, or (vi) the amendment, modification or any other change in the governing instrument or instruments of such Person which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the ownership interests in such Person. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under any Security Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.

               "UNUSED CAPACITY" means, for any month, the sum of the daily average during such month of the undrawn amount of the Variable Facility Commitment available under Article II of this Agreement for the making of Variable Advances, without regard to any unclosed Requests or to the fact that a Request must satisfy conditions precedent.

               "VALUATION" means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing--

               (i) the Net Operating Income of such Multifamily Residential Property for the Trailing 12 Month Period, by

               (ii)    the most recent Cap Rate determined by the Lender.

        Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless the Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

               "VARIABLE ADVANCE" means a loan made by the Lender to the Borrower Parties under the Variable Facility Commitment.

               "VARIABLE FACILITY" means the agreement of the Lender to make Advances to the Borrower Parties pursuant to Section 2.01.

               "VARIABLE FACILITY AVAILABILITY PERIOD" means the period beginning on the Initial Closing Date and ending on the 90th day before the Variable Facility Termination Date.

               "VARIABLE FACILITY COMMITMENT" means an aggregate amount of $113,231,000, which shall be evidenced by the Variable Facility Note in the form attached hereto as EXHIBIT I, plus such amount as the Borrower may elect to add to the Variable Facility Commitment in accordance with
        Article VIII, and less such amount as the Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Article III and less such amount by which the Borrower may elect to reduce the Variable Facility Commitment in accordance with Article IX.

               "VARIABLE FACILITY FEE" means (i) 67 basis points per annum (0.67%) for a Variable Advance drawn from the Variable Commitment initially available under this Agreement, (ii) if the Variable Facility Termination Date is extended pursuant to Section 2.07, for any Variable Advance drawn from any portion of the Variable Commitment after the original Variable Facility Availability Period, the number of basis points per annum determined by the Lender as the Variable Facility Fee for such period, which fee shall be set by Lender not less than 30 days prior to the commencement of such period, and (iii) for any Variable Advance drawn from any portion of the Variable Commitment increased under Article VIII, the number of basis points per annum determined at the time of such increase by the Lender as the Variable Facility Fee for such Variable Advances.

               "VARIABLE FACILITY NOTE" means, the promissory note, in the form attached as EXHIBIT I to this Agreement, which has been issued by the Borrower Parties to the Lender to evidence the Borrower Parties' obligation to repay Variable Advances.

               "VARIABLE FACILITY TERMINATION DATE" means the date five years after the Initial Closing Date unless extended pursuant to Section 2.07.

               "VOTING EQUITY CAPITAL" means Securities or partnership interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).


                                   ARTICLE II
                        THE VARIABLE FACILITY COMMITMENT

SECTION 2.01 VARIABLE FACILITY COMMITMENT. Subject to the terms, conditions and limitations of this Agreement, the Lender agrees to make Variable Advances to the Borrower Parties from time to time during the applicable Variable Facility Availability Period. The aggregate unpaid principal balance of the Variable Advances Outstanding at any time shall not exceed the Variable Facility Commitment. Subject to the terms, conditions and limitations of this Agreement, the Borrower may re-borrow any amounts under the Variable Facility which it has previously borrowed and repaid under the Variable Facility.

SECTION 2.02 REQUESTS FOR VARIABLE ADVANCES. The Borrower shall request a Variable Advance by giving the Lender an Initial Advance Request in accordance with Section 5.01 or a Future Advance Request in accordance with Section 5.02, as applicable.

SECTION 2.03 MATURITY DATE OF VARIABLE ADVANCES. Regardless of the date on which a Variable Advance is made, the maturity date of each Variable Advance shall be a date selected by the Borrower in its Request for the Variable Advance, which date shall be the last day of a calendar month occurring:

               (a) no earlier than the date which completes three full months after the Closing Date for the Variable Advance; and

               (b) no later than the date which completes nine full months after the Closing Date for the Variable Advance.

For these purposes, a year shall be deemed to consist of 12 30-day months. For example, the date which completes three full months after September 15 shall be December 15; and the date which completes three full months after November 30 shall be February 28.

SECTION 2.04  INTEREST ON VARIABLE FACILITY ADVANCES.

               (a) DISCOUNT. Each Variable Advance shall be a discount loan. The original stated principal amount of a Variable Advance shall be the sum of the Price of the Variable Advance and the Discount of the Variable Advance. The Price and Discount of each Variable Advance shall be determined in accordance with the procedures set out in Section 4.01. The proceeds of the Variable Advance made available by the Lender to the Borrower will equal the Price of the Variable Advance. The Borrower shall pay to the Lender, in advance of the Lender making a Variable Advance requested by the Borrower, the entire Discount for the Variable Advance.

               (b) PARTIAL MONTH INTEREST. Notwithstanding anything to the contrary in this Section, if a Variable Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Variable Advance is the first day of the month following the month in which the Variable Advance is made, the Borrower shall pay interest on the original stated principal amount of the Variable Advance for the partial month period commencing on the Closing Date for the Variable Advance and ending on the last day of the calendar month in which the Closing Date occurs, at a rate per annum equal to the greater of (i) the Coupon Rate for the Variable Advance as determined in accordance with Section 2.05(b) and (ii) a rate determined by the Lender, based on the Lender's cost of funds and approved in advance, in writing, by the Borrower, pursuant to the procedures mutually agreed upon by the Borrower and the Lender.

               (c) VARIABLE FACILITY FEE. In addition to paying the Discount and the partial month interest, if any, the Borrower shall pay monthly installments of the Variable Facility Fee to the Lender on account of each Variable Advance over the whole number of calendar months the MBS backed by the Variable Advance is to run from the MBS Issue Date to the maturity date of the MBS. The Variable Facility Fee shall be payable in advance, in accordance with the terms of the Variable Facility Note. The first installment shall be payable on or prior to the Closing Date for the Variable Advance and shall apply to the first full calendar month of the MBS backed by the Variable Advance. Subsequent installments shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such MBS, until the maturity of such MBS. Each installment of the Variable Facility Fee shall be in an amount equal to the product of multiplying (i) the Variable Facility Fee, by (ii) the amount of the Variable Advance, by (iii) 1/12.

SECTION 2.05 COUPON RATES FOR VARIABLE ADVANCES. The Coupon Rate for a Variable Advance shall be a rate, per annum, as follows:

               (a) The Coupon Rate for a Variable Advance shall equal the sum of
(i) an interest rate as determined by the Lender pursuant to Section 4.01 of this Agreement (rounded to three places) payable for the Fannie Mae MBS pursuant to the MBS Commitment backed by the Variable Advance ("MBS Imputed Interest Rate") and (ii) the Variable Facility Fee.

               (b) Notwithstanding anything to the contrary in this Section, if a Variable Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Variable Advance is the first day of the month following the month in which the Variable Advance is made, the Coupon Rate for such Variable Advance for such period shall be the greater of (i) the rate for the Variable Advance determined in accordance with subsection (a) of this Section and (ii) a rate determined by the Lender, based on the Lender's cost of funds, and approved in advance, in writing, by the Borrower, pursuant to procedures mutually agreed upon by the Borrower and the Lender.

SECTION 2.06 VARIABLE FACILITY NOTE. The obligation of the Borrower to repay the Variable Advances will be evidenced by the Variable Facility Note. The Variable Facility Note shall be payable to the order of the Lender and shall be made in the amount of the Variable Facility Commitment.

SECTION 2.07 EXTENSION OF VARIABLE FACILITY TERMINATION DATE. The Borrower shall have the right to extend the Variable Facility Termination Date for one (1) five
(5) year period upon satisfaction of each of the following conditions:

               (a) The Borrower provides written notice to the Lender not less than thirty (30) nor more than ninety (90) days prior to the then effective Variable Facility Termination Date requesting that the Variable Facility Termination Date be extended.

               (b) No Event of Default or Potential Event of Default exists on either the date the notice required by paragraph (a) of this Section is given or on the then effective Variable Facility Termination Date.

               (c) All of the representations and warranties of the Borrower Parties set forth in Article XII of this Agreement and the Other Loan Documents are true and correct in all material respects on the date the notice required by paragraph (a) of this Section is given and on the then effective Variable Facility Termination Date.

               (d) The Borrower Parties are in compliance with all of the covenants set forth in Article XIII, Article XIV and Article XV on the date the notice required by paragraph (a) of this Section is given and on the then effective Variable Facility Termination Date.

Upon receipt of the notice required in paragraph (a) of this Section and upon compliance with the other conditions set forth above, the Variable Facility Termination Date shall be extended for five (5) years on the terms and conditions set forth in this Agreement and the Other Loan Documents, provided that the maturity and pricing applicable to the Variable Facility during the period after the then effective Variable Facility Termination Date shall be acceptable to Lender in its discretion.


                                   ARTICLE III
                          THE FIXED FACILITY COMMITMENT

SECTION 3.01 FIXED FACILITY COMMITMENT. Subject to the terms, conditions and limitations set forth in this Article, the Lender agrees to make Fixed Facility Advances to the Borrower from time to time during the Fixed Facility Availability Period. The Borrower shall make Requests (and to the extent such Requests are approved, borrow), for Fixed Facility Advances in an aggregate amount of not less than $28,307,750 and having a minimum maturity of 5 years from the date of such Advance not later than the date eighteen (18) months after the Initial Closing Date. The aggregate original principal of the Fixed Facility Advances shall not exceed the Fixed Facility Commitment. The borrowing of a Fixed Facility Advance shall permanently reduce the Fixed Facility Commitment by the original principal amount of the Fixed Facility Advance. At all times after the date 18 months after the Initial Closing Date, the Fixed Facility Commitment shall be at least 25% of the aggregate of the Fixed Facility Commitment and the Variable Facility Commitment, but in no event less than $28,307,750. The Borrower may not re-borrow any part of the Fixed Facility Advance which it has previously borrowed and repaid.

SECTION 3.02 REQUESTS FOR FIXED FACILITY ADVANCES. The Borrower shall request a Fixed Facility Advance by giving the Lender an Initial Advance Request in accordance with Section 5.01 or a Future Advance Request in accordance with
Section 5.02, as applicable.

SECTION 3.03 MATURITY DATE OF FIXED FACILITY ADVANCES; AMORTIZATION PERIOD. The maturity date of each Fixed Facility Advance shall be the maturity date selected by the Borrower, provided that such Maturity Date shall not be earlier than the date five (5) years after the date of such Advance and shall not be later than the 10th anniversary of the Initial Closing Date. The principal of each Fixed Facility Advance shall, at the election of the Borrower, which election shall be made at the time of the first Conversion Request or Credit Facility Expansion Request relating to a Fixed Facility Commitment (which election shall apply to all Fixed Facility Advances) be amortized on a 30-year schedule during the Amortization Period or shall require payments of interest only.

SECTION 3.04  INTEREST ON FIXED FACILITY ADVANCES.

               (a) ADVANCES. Each Fixed Facility Advance shall bear interest at a rate, per annum, equal to the sum of (i) the MBS Pass-Through Rate determined for such Fixed Facility Advance and (ii) the Fixed Facility Fee.

               (b) PARTIAL MONTH INTEREST. Notwithstanding anything to the contrary in this Section, if a Fixed Facility Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Fixed Facility Advance is the first day of the month following the month in which the Fixed Facility Advance is made, the Borrower shall pay interest on the original stated principal amount of the Fixed Facility Advance for the partial month period commencing on the Closing Date for the Fixed Facility Advance and ending on the last day of the calendar month in which the Closing Date occurs at a rate, per annum, equal to the greater of (i) the interest rate for the Fixed Facility Advance described in the first sentence of this Section and (ii) a rate determined by the Lender, based on the Lender's cost of funds, and approved in advance, in writing, by the Borrower, pursuant to procedures mutually agreed upon by the Borrower and the Lender.

SECTION 3.05 COUPON RATES FOR FIXED FACILITY ADVANCES. The Coupon Rate for a Fixed Facility Advance shall be the rate of interest applicable to such Fixed Facility Advance pursuant to Section 3.04.

SECTION 3.06 FIXED FACILITY NOTE. The obligation of the Borrower to repay a Fixed Facility Advance will be evidenced by a Fixed Facility Note. The Fixed Facility Notes shall be payable to the order of the Lender and shall be made in the original principal amount of each Fixed Facility Advance.

SECTION 3.07 CONVERSION OF COMMITMENT FROM VARIABLE FACILITY COMMITMENT TO FIXED FACILITY COMMITMENT. The Borrower shall have the right, from time to time during the Fixed Facility Availability Period, to convert all or a portion of a Variable Facility Commitment to the Fixed Facility Commitment, in which event the Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, the amount of the conversion.

        (a) REQUEST. In order to convert all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment, the Borrower shall deliver a written request for a conversion ("CONVERSION REQUEST") to the Lender, in the form attached as EXHIBIT K to this Agreement. Each Conversion Request shall be accompanied by a designation of the amount of the conversion and a designation of any Variable Advances Outstanding which will be prepaid on or before the Closing Date for the conversion as required by Section 3.08(c).

        (b) CLOSING. If none of the limitations contained in Section 3.08 is violated, and all conditions contained in Section 3.09 are satisfied, the Lender shall permit the requested conversion, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 Business Days after the Lender's receipt of the Conversion Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering, all at the sole cost and expense of the Borrower, an amendment to this Agreement, in the form attached as EXHIBIT L to this Agreement, together with an amendment to each Security Document and other applicable Loan Documents, in form and substance satisfactory to the Lender, reflecting the change in the Fixed Facility Commitment and the Variable Facility Commitment. The documents and instruments referred to in the preceding sentence are referred to in this Article as the "CONVERSION DOCUMENTS."

SECTION 3.08 LIMITATIONS ON RIGHT TO CONVERT. The right of the Borrower to convert all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the following limitations:

        (a) CLOSING DATE. The Closing Date shall occur during the Fixed Facility Availability Period.

        (b) MINIMUM REQUEST. Each Request for a conversion shall be in the minimum amount of $10,000,000.

        (c) OBLIGATION TO PREPAY VARIABLE ADVANCES. If, after the conversion, the aggregate unpaid principal balance of all Variable Advances Outstanding will exceed the Variable Facility Commitment, the Borrower shall be obligated to prepay, as a condition precedent to the conversion, an amount of Variable Advances Outstanding which is at least equal to the amount of the excess.

SECTION 3.09 CONDITIONS PRECEDENT TO CONVERSION. The conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

               (a) After giving effect to the requested conversion, the Coverage and LTV Tests will be satisfied;

               (b) Prepayment by the Borrower in full of any Variable Advances Outstanding which the Borrower has designated for payment, together with any associated prepayment premiums and other amounts due with respect to the prepayment of such Variable Advances;

               (c) The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

               (d) Receipt by the Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Conversion Document; and

               (e) The satisfaction of all applicable General Conditions set forth in Article XI.

SECTION 3.10 DEFEASANCE. At such time as the Borrower elects to convert all or a portion of the Variable Facility Commitment to a Fixed Facility Commitment pursuant to Section 3.07 of this Agreement, or elects that any expansion of the Commitment shall be a Fixed Facility Commitment, the Borrower shall select defeasance or yield maintenance with respect to prepayments of Fixed Facility Advances on the Conversion Request or Credit Facility Expansion Request for the first Fixed Facility Commitment. If defeasance is selected, this Section 3.10 shall apply. The election of the Borrower as to defeasance or yield maintenance in the first Conversion Request or Credit Facility Expansion Request relating to a Fixed Facility

Commitment shall apply to all Fixed Facility Advances during the term of this Agreement. Fixed Facility Advances are not prepayable at any time, provided that, notwithstanding the foregoing, the Borrower may prepay any Fixed Facility Advance during the last ninety (90) days of the term of such Fixed Facility Advance and provided that Fixed Facility Advances may be defeased pursuant to the terms and conditions of this Section.

               (a) CONDITIONS. Subject to Section 3.10(d), the Borrower shall have the right to obtain the release of Mortgaged Properties from the lien of the related Security Instruments (and all collateral derived from such Mortgage Properties, including assignment of leases, fixture filings and other documents and instruments evidencing a lien or security interest in the Borrower Parties' assets [except the Substitute Collateral] shall be released) upon the satisfaction of all of the following conditions:

                      (1) DEFEASANCE NOTICE. The Borrower shall give Lender a
               notice (the "DEFEASANCE NOTICE"), in the manner specified in
               Section 3.10(g)(4), on a form provided by Lender, specifying a Business Day (the "DEFEASANCE CLOSING DATE") which the Borrower desires to consummate the Defeasance. The Defeasance Closing Date specified by the Borrower may not be more than 45 calendar days, nor less than 30 calendar days, after the date on which the Defeasance Notice is received by Lender. The Borrower shall also specify in the Defeasance Notice the name, address and telephone number of the Borrower for notices pursuant to Section 3.10(g)(4). The form Defeasance Notice provided by Lender specifies: (i) which Mortgaged Properties the Borrower proposes to be released, provided that any Mortgaged Property securing only Fixed Facility Advances must be among the Mortgaged Properties proposed to be released; (ii) the name, address and telephone number of Lender for notices pursuant to Section 3.10(g)(4); (iii) the account(s) to which payments to Lender are to be made; (iv) whether a Fannie Mae Investment Security will be offered for use as the Substitute Collateral and, if not, that U.S. Treasury Securities will be the Substitute Collateral; (v) whether the Successor Borrower will be designated by Lender or the Borrower; and (vi) if a Fannie Mae Investment Security is offered for use as the Substitute Collateral, the Defeasance Notice shall also include the amount of the Defeasance Commitment Fee.

               Any applicable Defeasance Commitment fee must be paid by the Borrower and received by Lender no later than the date and time when Lender receives the Defeasance Notice from the Borrower.

                      (2) CONFIRMATION. After Lender has confirmed that the
               Defeasance is then permitted as provided in Section 3.10(d), and has confirmed that the terms of the Defeasance Notice are reasonably acceptable to Lender, Lender shall, with reasonable promptness, notify the Borrower of such confirmation by signing the Defeasance Notice, attaching the Annual Yields for the Mortgage Payments beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date (if a Fannie Mae Investment Security is offered as Substitute Collateral) and transmitting the signed Defeasance Notice to the Borrower pursuant to Section 3.10(g)(4). If, after Lender has notified the Borrower of its confirmation in accordance with the foregoing, Lender does not receive the Defeasance Commitment Fee within five (5) Business Days after the Defeasance Notice Effective Date, then the Borrower's right to obtain Defeasance pursuant to that Defeasance Notice shall terminate.

                      (3) SUBSTITUTE COLLATERAL. On or before the Defeasance
               Closing Date, the Borrower shall deliver to Lender a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion (the "PLEDGE AGREEMENT"), creating a first priority perfected security interest in favor of Lender in substitute collateral constituting an Investment Security (the "SUBSTITUTE COLLATERAL"). The Pledge Agreement shall provide the Borrower's authorization and direction that all interest on, principal of and other amounts payable with respect to the Substitute Collateral shall be paid directly to Lender to be applied to Mortgage Payments due under the Fixed Facility Note subject to Defeasance. If the Substitute Collateral is issued in a certificated form and the Borrower has possession of the certificate, the certificate shall be endorsed (either on the certificate or on a separate writing attached thereto) by the Borrower as directed by Lender and delivered to Lender. If the Substitute Collateral is issued in an uncertificated form, or in a certificated form but the Borrower does not have possession of the certificate, the Borrower shall execute and deliver to Lender all documents and instruments required by Lender to create in Lender's favor a first priority perfected security interest in such Substitute Collateral, including a securities account control agreement or any other instrument or document required to perfect a security interest in each Substitute Collateral.

                      (4) CLOSING DOCUMENTS. The Borrower shall deliver to
               Lender on or before the Defeasance Closing Date the documents described in Section 3.10(b).

                      (5) AMOUNTS PAYABLE BY THE BORROWER. On or before the
               Defeasance Closing Date, the Borrower shall pay to Lender an amount equal to the sum of:

                             (A)    the Next Scheduled P&I Payment;

                             (B) all other sums then due and payable under the Fixed Facility Note subject to Defeasance, the Security Instruments related to the Mortgaged Properties to be released; and

                             (C) all reasonable costs and expenses incurred by Lender or Servicer in connection with the Defeasance, including the fees and disbursements of Lender's or Servicer's legal counsel.

                      (6) DEFEASANCE DEPOSIT. If a Fannie Mae Investment
               Security will be the Substitute Collateral, then, on or before 3:00 p.m., Washington, D.C. time, on the Defeasance Closing Date, the Borrower shall pay the Defeasance Deposit (reduced by the Defeasance Commitment Fee) to Lender to be used by Lender to purchase the Fannie Mae Investment Security as the Borrower's agent.

                      (7) COVENANTS, REPRESENTATIONS AND WARRANTIES. On the
               Defeasance Closing Date, all of the covenants of the Borrower Parties set forth in Articles XIII, XIV and XV of this Agreement and all of the representations and warranties of the Borrower Parties set forth in Article XII of this Agreement are true and correct in all material respects.

                      (8) GEOGRAPHICAL DIVERSIFICATION. If, as a result of the
               Defeasance, Lender determines that the geographical diversification of the Collateral Pool is compromised (whether or not the Geographical Diversification Requirement is met), Lender may require that the Borrower add or substitute Multifamily Residential Properties to the Collateral Pool in a number and having a valuation required to restore the Geographical Diversification of the Collateral Pool to a level at least as diverse as before the Defeasance.

               (b) CLOSING DOCUMENTS. The documents required to be delivered to Lender on or before the Defeasance Closing Date pursuant to Section 3.10(a)(4) are:

                      (1) an opinion of counsel for the Borrower, in form and
               substance satisfactory to Lender, to the effect that Lender has a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder;

                      (2) an opinion of counsel for the Borrower, in form and
               substance satisfactory to Lender, that the Defeasance, including both Borrowers granting to Lender of a lien and security interest in the Substitute Collateral and the assignment and assumption by Successor Borrower, and each of them, when considered in combination and separately, are not subject to avoidance under any applicable federal or state laws, including Sections 547 and 548 of the U.S. Bankruptcy Code;

                      (3) if a Fannie Mae Investment Security is not used as
               Substitute Collateral, and unless waived by Lender, a certificate in form and substance satisfactory to Lender, issued by an independent certified public accountant, or financial institution, approved by Lender, to the effect that the Substitute Collateral will generate the Scheduled Defeasance Payments;

                      (4) unless waived by Lender, an opinion of counsel for the
               Borrower in form and substance satisfactory to Lender, that the Defeasance will not result in a "sale or exchange" of any Fixed Facility Note within the meaning of Section 1001(c) of the Internal Revenue Code and the temporary and final regulations promulgated thereunder;

                      (5) such other opinions, certificates, documents or
               instruments as Lender may reasonably request; and

                      (6) three counterparts of the executed Assignment and
               Assumption Agreement described in Section 3.10(e).

               (c) RELEASE. Upon the Borrower's compliance with the requirements of Sections 3.10(a)(1) through (6), the Mortgaged Properties shall be released from the lien of the Security Instruments (and all collateral derived from such Mortgaged Properties, including assignments of leases, fixture filings and other documents and instruments evidencing a lien or security interest in the Borrower Parties' assets [except the Substitute Collateral] shall be released). Lender shall, with reasonable promptness, execute and deliver to the Borrower, at the Borrower's cost and expense, any additional documents reasonably requested by the Borrower Parties in order to evidence or confirm the release of Lender's liens and security interests described in the immediately preceding sentence.

               (d) DEFEASANCE NOT ALLOWED. The Borrower shall not have the right to obtain Defeasance at any of the following times:

                      (1) before the third anniversary of the date of the
               relevant Fixed Facility Note;

                      (2) after the expiration of the Defeasance Period; or

                      (3) after Lender has accelerated the maturity of the
               unpaid principal balance of, accrued interest on, and other amounts payable under, any Note pursuant to Paragraph 6 of such Note.

               (e) ASSIGNMENT AND ASSUMPTION. Upon the Borrower's compliance with the requirements of Section 3.10(a), the Borrower shall assign all its obligations and rights under the relevant Fixed Facility Note, together with the Substitute Collateral, to a successor entity (the "SUCCESSOR BORROWER") designated by Lender or, if not so designated by Lender, designated by the Borrower and acceptable to Lender in its sole discretion. The Borrower Parties and Successor Borrower shall execute and deliver to Lender an assignment and assumption agreement on a form provided by Lender (the "ASSIGNMENT AND ASSUMPTION AGREEMENT"). The Assignment and Assumption Agreement shall provide for (i) the transfer and assignment by the Borrower to Successor Borrower of the Substitute Collateral, subject to the lien and security interest in favor of Lender, (ii) the assumption by Successor Borrower of all liabilities and obligations of the Borrower under the relevant Fixed Facility Note, and
        (iii) the release by Lender of the Borrower Parties from all liabilities and obligations under the relevant Fixed Facility Note and all Obligations related thereto. Lender shall, at the Borrower's request and expense, execute and deliver releases, reconveyances and security interest terminations with respect to the released Mortgage Properties and all other collateral held by Lender (except the Defeasance Deposit). The Assignment and Assumption Agreement shall be executed by Lender with a counterpart to be returned by Lender to the Borrower and Successor Borrower thereafter; provided, however, in all events that it shall not be a condition of Defeasance that the Assignment and Assumption Agreement be executed by Lender, or any Successor Borrower that is designated by Lender.

               (f) Agent. If the Defeasance Notice provides that Lender will make available a Fannie Mae Investment Security for purchase by the Borrower for use as the Substitute Collateral, the Borrower hereby authorizes Lender to use, and appoints Lender as its agent and attorney-in-fact for the purpose of using, the Defeasance Deposit (including any portion thereof that constitutes the Defeasance Commitment Fee) to purchase a Fannie Mae Investment Security.

               (g) ADMINISTRATIVE PROVISIONS.

                      (1) FANNIE MAE SECURITY LIQUIDATED DAMAGES. If the
               Borrower timely pays the Defeasance Commitment Fee, and Lender and the Borrower timely transmits a signed facsimile copy of the Defeasance Notice pursuant to Section 3.10(a)(2), but the Borrower fails to perform its other obligations under Sections 3.10(a) and Section 3.10(e), Lender shall have the right to retain the Defeasance Commitment Fee as liquidated damages for the Borrower's default, as Lender's sole and exclusive remedy, and, except as provided in Section 3.10(g)(2), the Borrower shall be released from all further obligations under this Section 3.10. The Borrower acknowledges that, from and after the date on which Lender has executed the Defeasance Notice under Section 3.10(a)(2) and the Borrower has delivered the Defeasance Commitment Fee, Lender will incur financing costs in arranging and preparing for the purchase of the Substitute Collateral and in arranging and preparing for the release of the Mortgaged Properties from the lien of the Security Instruments in reliance on the executed Defeasance Notice. The Borrower agrees that the Defeasance Commitment Fee represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Agreement, of the damages Lender will incur by reason of the Borrower's default.

                      (2) THIRD PARTY COSTS. In the event that the Defeasance is not consummated on the Defeasance Closing Date for any reason, the Borrower agrees to reimburse Lender and Servicer for all reasonable third party costs and expenses (other than financing costs covered by Section 4.0l(g)(1) above), including attorneys' fees and expenses, incurred by Lender in reliance on the executed Defeasance Notice, within 10 Business Days after the Borrower receives a written demand for payment, accompanied by a statement, in reasonable detail, of Lender's and Servicer's third party costs and expenses.

                      (3) PAYMENTS. All payments required to be made by the
               Borrower to Lender or Servicer pursuant to this Section 3.10 shall be made by wire transfer of immediately available finds to the account(s) designated by Lender or Servicer, as the case may be, in the Defeasance Notice.

                      (4) NOTICE. The Defeasance Notice delivered pursuant to
               this Section 4.0l(g)(4) shall be in writing and shall be sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted and the telephone number of the recipient's telecopier or facsimile machine (or shall be sent by any distribution media, whether currently existing or hereafter developed, including electronic mail and internet distribution, as approved by Lender). Any notice so sent addressed to the parties at their respective addresses designated in the Defeasance Notice pursuant to Section 3.10(a), shall be deemed to have been received on the date and time indicated on the transmission report of recipient. To be effective, the Borrower must send the Defeasance Notice (as described above) so that Lender receives the Defeasance Notice no earlier than 11:00 a.m. and no later than 3:00 p.m. Washington, D.C. time on a Business Day.

               (h) DEFINITIONS. For purposes of this Section 3.10, the following terms shall have the following meanings:

                      (1) The term "ANNUAL YIELD" means the yield for the
               theoretical zero coupon U.S. Treasury Security as calculated from the current "on-the-run" U.S. Treasury yield curve with a term to maturity that most closely matches the Applicable Defeasance Term for the Mortgage Payment, as published by Fannie Mae on MORNET(R) (or in an alternative electronic format) at 2:00 p.m. Washington, D.C. time on the Business Day that Lender receives the Defeasance Notice in accordance with Section 3.10(g)(4). If the publication of yields on MORNET(R) is unavailable, Lender shall determine yields from another source reasonably determined by Lender.

                      (2) The term "APPLICABLE DEFEASANCE TERM" means, in the
               case of each Mortgage Payment, the number of calendar months, based on a year containing 12 calendar months with 30 days each, in the period beginning on the first day of the first calendar month after the Defeasance Closing Date to the date on which such Mortgage Payment is due and payable.

                      (3) The term "DEFEASANCE" means the transaction in which
               all (but not less than all) of the Mortgaged Properties are released from the lien of the Security Instruments and Lender receives, as substitute collateral, a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder.

                      (4) The term "DEFEASANCE COMMITMENT FEE" means the amount
               specified in the Defeasance Notice as the Borrower's good faith deposit to ensure performance of its obligations under this Section, which shall equal two percent (2%) of the aggregate unpaid principal balance of the Fixed Facility Note subject to Defeasance as of the Defeasance Notice Effective Date, if the Successor Borrower is designated by the Borrower under Section 3.10(e), or one percent (1%) of the aggregate unpaid principal balance of the Fixed Facility Note subject to Defeasance as of the Defeasance Notice Effective Date if the Successor Borrower is designated by Lender under Section 3.10(e). No Defeasance Commitment Fee will be applicable if U.S. Treasury Securities are specified in the Defeasance Notice as the applicable Investment Security.

                      (5) The term "Defeasance Deposit" means an amount equal to the sum of the present value of each Mortgage Payment that becomes due and payable during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date, where the present value of each Mortgage Payment is determined using the following formula:

                            the amount of the Mortgage payment
                            ----------------------------------
                               (1 + (the Annual Yield/12))n

               For this purpose, the last Mortgage Payment due and payable on the Stated Maturity Date shall include the amounts that would constitute the unpaid principal balance of the Fixed Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates and "n" shall equal the Applicable Defeasance Term.

                      (6) The term "DEFEASANCE PERIOD" means the period
               beginning on the earliest permitted date determined under Section 3.10(d)(l) and ending on the 90th day before the Stated Maturity Date.

                      (7) The term "DEFEASANCE NOTICE EFFECTIVE DATE" means the
               date on which Lender provides confirmation of the Defeasance Notice pursuant to Section 3.10(a)(2).

                      (8) The term "FANNIE MAE INVESTMENT SECURITY" means any
               bond, debenture, note, participation certificate or other similar obligation issued by Fannie Mae in connection with the Defeasance which provides for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.

                      (9) The term "INVESTMENT SECURITY" means:

                             (A) If offered by Lender pursuant to the Defeasance
                      Notice, a Fannie Mae Investment Security purchased in the manner described in Sections 3.10(a)(6) and 3.10(f), and

                             (B) If no Fannie Mae Investment Security is offered
                      by Lender pursuant to the Defeasance Notice, U.S. Treasury Securities.

                      (10) The term "MORTGAGE PAYMENT" means the amount of each
               regularly scheduled monthly payment of principal and interest due and payable under the Fixed Facility Note subject to Defeasance during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date, and the amount that would constitute the aggregate unpaid principal balance of the Fixed Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates.

                      (11) The term "NEXT SCHEDULED P&I PAYMENT" means an amount equal to the monthly installment of principal and interest due under the Fixed Facility Note subject to Defeasance on the first day of the first calendar month after the Defeasance Closing Date.

                      (12) The term "SCHEDULED DEFEASANCE PAYMENTS" means
               payments prior and as close as possible to (but in no event later than) the successive scheduled dates on which Mortgage Payments are required to be paid under the Fixed Facility Note subject to Defeasance and in amounts equal to or greater than the scheduled Mortgage Payments due and payable on such dates under the Fixed Facility Note subject to Defeasance.

                      (13) The term "STATED MATURITY DATE" means the Maturity
               Date specified in the Fixed Facility Note subject to Defeasance determined without regard to Lender's exercise of any right of acceleration of the Fixed Facility Note subject to Defeasance.

                      (14) The term "U.S. TREASURY SECURITIES" means direct,
               non-callable and non-redeemable obligations of the United States of America which provided for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.


                                   ARTICLE IV
                          RATE SETTING FOR THE ADVANCES

SECTION 4.01 RATE SETTING FOR AN ADVANCE. Rates for an Advance shall be set in accordance with the following procedures:

               (a) PRELIMINARY, NONBINDING QUOTE. At the Borrower's request the Lender shall quote to the Borrower an estimate of the MBS Pass-Through Rate (for a proposed Fixed Facility Advance) or MBS Imputed Interest Rate (for a proposed Variable Advance) for a Fannie Mae MBS backed by a proposed Advance. The Lender's quote shall be based on (i) a solicitation of bids from institutional investors selected by the Lender and (ii) the proposed terms and amount of the Advance selected by the Borrower. The quote shall not be binding upon the Lender.

               (b) RATE SETTING. If the Borrower satisfies all of the conditions to the Lender's obligation to make the Advance in accordance with Article V, then the Borrower may propose a MBS Pass-Through Rate (for a Fixed Facility Advance) or MBS Imputed Interest Rate (for a Variable Advance) by submitting to the Lender by facsimile transmission a completed and executed document, in the form attached as EXHIBIT M to this Agreement ("RATE SETTING FORM"), before 1:00 p.m. Washington, D.C. time on any Business Day ("RATE SETTING DATE"). The Rate Setting Form contains various factual certifications required by the Lender and specifies:

                      (i) for a Variable Advance, the amount, term, MBS Issue Date, Variable Facility Fee, the proposed maximum Coupon Rate ("MAXIMUM ANNUAL COUPON RATE") and Closing Date for the Advance; and

                      (ii) for a Fixed Facility Advance, the amount, term, MBS Issue Date, Fixed Facility Fee, Maximum Annual Coupon Rate, Price (which will be in a range between 99-1/2 and 100-1/2), Yield Maintenance Period, Amortization Period, if applicable, interest only and Closing Date for the Advance.

               (c) RATE CONFIRMATION. Within one Business Day after receipt of the completed and executed Rate Setting Form, the Lender shall solicit bids from institutional investors selected by the Lender based on the information in the Rate Setting Form and, provided the actual Coupon Rate (if the low bid were accepted) would be at or below the Maximum Annual Coupon Rate, shall obtain a commitment ("MBS COMMITMENT") for the purchase of a Fannie Mae MBS having the bid terms described in the related Rate Setting Form, and shall immediately deliver to the Borrower by facsimile transmission a completed document, in the form attached as EXHIBIT N to this Agreement ("RATE CONFIRMATION FORM"). The Rate Confirmation Form will confirm:

                      (i) for a Variable Advance, the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate, Variable Facility Fee, Coupon Rate, Discount, Price, and Closing Date for the Advance; and

                      (ii) for a Fixed Facility Advance, the amount, term, MBS Issue Date, MBS Delivery Date, MBS Pass-Through Rate, Fixed Facility Fee, Coupon Rate, Price, Yield Maintenance Period, Specified U.S. Treasury Security, Amortization Period and Closing Date for the Advance.

SECTION 4.02 ADVANCE CONFIRMATION INSTRUMENT FOR VARIABLE ADVANCES. On or before the Closing Date for a Variable Advance, the Borrower Parties execute and deliver to the Lender an instrument ("ADVANCE CONFIRMATION INSTRUMENT"), in the form attached as EXHIBIT O to this Agreement, confirming the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate, Variable Facility Fee, Coupon Rate, Discount, Price and Closing Date for the Advance, and the Borrower's obligation to repay the Advance in accordance with the terms of the Notes and this Agreement. Upon the funding of the Variable Advance, the Lender shall note the date of funding in the appropriate space at the foot of the Advance Confirmation Instrument and deliver a copy of the completed Advance Confirmation Instrument to the Borrower. The Lender's failure to do so shall not invalidate the Advance Confirmation Instrument or otherwise affect in any way any obligation of the Borrower to repay Variable Advances in accordance with the Advance Confirmation Instrument, the Variable Facility Note or the other Loan Documents, but is merely meant to facilitate evidencing the date of funding and to confirm that the Advance Confirmation Instrument is not effective until the date of funding.

SECTION 4.03 BREAKAGE AND OTHER COSTS. In the event that the Lender obtains an MBS Commitment and the Lender fails to fulfill the MBS Commitment because the Advance is not made (for a reason other than the default of the Lender to make the Advance), the Borrower shall pay all reasonable out-of-pocket costs payable to the potential investor and other reasonable costs, fees and damages incurred by the Lender in connection with its failure to fulfill the MBS Commitment. The Lender reserves the right to require that the Borrower post a deposit at the time the MBS Commitment is obtained. The deposit referred to in the preceding sentence shall be refundable to the Borrower upon the delivery of the related MBS.


                                    ARTICLE V
                               MAKING THE ADVANCES

SECTION 5.01 INITIAL ADVANCE. The Borrower may make a request ("INITIAL ADVANCE REQUEST") for the Lender to make the Initial Advance. If all conditions contained in this Section are satisfied on or before the Closing Date for the Initial Advance, the Lender shall make the Initial Advance on the Initial Closing Date or on another date selected by the Borrower and approved by the Lender. The obligation of the Lender to make the Initial Advance is subject to the following conditions precedent:

               (a) Receipt by the Lender of the Initial Advance Request;

               (b) Receipt by the Lender of one or more counterparts of the Cash Management Agreement, dated as of the Initial Closing Date;

               (c) The delivery to the Title Company, for filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by the Lender, including duly executed and delivered original copies of the Variable Facility Note, a Fixed Facility Note, the Guaranty, the Initial Security Instruments covering the Initial Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

               (d) If the Advance is a Variable Advance, the receipt by the Lender of the first installment of Variable Facility Fee for the Variable Advance and the entire Discount for the Variable Advance payable by the Borrower pursuant to Section 2.04;

               (e) The receipt by the Lender of the Initial Origination Fee pursuant to Section 16.02(a), the Initial Due Diligence Fee pursuant to Section 16.03(a), all legal fees and expenses payable pursuant to Section 16.04(a) and all legal fees and expenses payable in connection with the Initial Advance pursuant to Section 16.04(b); and

               (f) The satisfaction of all applicable General Conditions set forth in Article XI.

SECTION 5.02 FUTURE ADVANCES. In order to obtain a Future Advance, the Borrower may from time to time deliver a written request for a Future Advance ("FUTURE ADVANCE REQUEST") to the Lender, in the form attached as EXHIBIT P to this Agreement. Each Future Advance Request shall be accompanied by (a) a designation of the amount of the Future Advance requested, and (b) a designation of the maturity date of the Advance. Each Future Advance Request shall be in the minimum amount of $3,000,000. If all conditions contained in Section 5.03 are satisfied, the Lender shall make the requested Future Advance, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring on a date selected by the Borrower, which date shall be not more than three (3) Business Days, after the Borrower's receipt of the Rate Confirmation Form (or on such other date to which the Borrower and the Lender may agree). The Lender reserves the right to require that the Borrower post a deposit at the time the MBS Commitment is obtained as an additional condition to the Lender's obligation to make the Future Advance. The deposit referred to in the preceding sentence shall be refundable to the Borrower upon the delivery of the related MBS.

SECTION 5.03 CONDITIONS PRECEDENT TO FUTURE ADVANCES. The obligation of the Lender to make a requested Future Advance is subject to the following conditions precedent:

               (a) The receipt by the Lender of a Future Advance Request;

               (b) The Lender has delivered the Rate Setting Form for the Future Advance to the Borrower;

               (c) After giving effect to the requested Future Advance, the Coverage and LTV Tests will be satisfied;

               (d) If the Advance is a Fixed Facility Advance, delivery of a Fixed Facility Note, duly executed by the Borrower, in the amount of the Advance, reflecting all of the terms of the Fixed Facility Advance;

               (e) If the Advance is a Variable Advance, delivery of the Advance Confirmation Instrument, duly executed by the Borrower;

               (f) For any Title Insurance Policy not containing a Revolving Credit Endorsement, the receipt by the Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

               (g) If the Advance is a Variable Advance, the receipt by the Lender of the first installment of Variable Facility Fee for the Variable Advance and the entire Discount for the Variable Advance payable by the Borrower pursuant to Section 2.04;

               (h) The receipt by the Lender of all legal fees and expenses payable by the Borrower in connection with the Future Advance pursuant to
Section 16.04(b); and

               (i) The satisfaction of all applicable General Conditions set forth in Article XI.

               SECTION 5.04 DETERMINATION OF ALLOCABLE FACILITY AMOUNT AND VALUATIONS. The Lender shall determine the Allocable Facility Amount and Valuation for each Mortgaged Property on the

Initial Closing Date. Once each Calendar Quarter, within 20 Business Days after the Borrower has delivered to the Lender the reports required in Section 13.04, the Lender shall determine the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month period and the Aggregate Loan to Value Ratio. If the Lender reasonably decides that changed market or property conditions warrant, the Lender may (i) request an Appraisal of the relevant Mortgaged Properties and/or
(ii) determine new Allocable Facility Amounts and Valuations at any other times. The Lender shall also redetermine Allocable Facility Amounts as necessary to take account of any addition, release or substitution of Collateral or other event which invalidates the outstanding determinations. The Lender shall determine Cap Rates when determining Valuations on the basis of its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as the Lender deems appropriate and shall not be obligated to use any information provided by the Borrower. The Lender shall promptly disclose its determinations to the Borrower. Until redetermined, the Allocable Facility Amounts and Valuations determined by the Lender shall remain in effect. In performing a Valuation of a Multifamily Residential Property to be added to the Collateral Pool, the Lender shall be entitled to obtain an Appraisal. The Lender shall also have the right to obtain an Appraisal in connection with the redetermination of a Valuation of a Mortgaged Property, but only if the Lender is unable to determine a Cap Rate for such Mortgaged Property and then only if the Lender has not obtained an Appraisal for such Mortgaged Property within the prior year.


                                   ARTICLE VI
                             ADDITIONS OF COLLATERAL

SECTION 6.01 RIGHT TO ADD COLLATERAL. Subject to the terms and conditions of this Article, the Borrower Parties shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool in accordance with the provisions of this Article.

SECTION 6.02 PROCEDURE FOR ADDING COLLATERAL. The procedure for adding Collateral set forth in this Section 6.02 shall apply to all additions of Collateral in connection with this Agreement, including but not limited to additions of Collateral in connection with substitutions of Collateral and expansion of the Credit Facility.

               (a) REQUEST. The Borrower Parties may, not more than four (4) times per Calendar Year, deliver a written request ("COLLATERAL ADDITION REQUEST") to the Lender, in the form attached as EXHIBIT Q to this Agreement, to add one or more Multifamily Residential Properties to the Collateral Pool. Each Collateral Addition Request shall be accompanied by the following:

                      (i) The information relating to the proposed Additional Mortgaged Property required by the form attached as EXHIBIT R to this Agreement ("COLLATERAL ADDITION DESCRIPTION PACKAGE"), as amended from time to time to include information required under the DUS Guide; and

                      (ii) The payment of all Additional Collateral Due Diligence Fees pursuant to Section 16.03(b).

               (b) ADDITIONAL INFORMATION. The Borrower Parties shall promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.

               (c) UNDERWRITING. The Lender shall evaluate the proposed Additional Mortgaged Property, and shall make underwriting determinations as to the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio applicable to the Collateral Pool, on the basis of the lesser of (i) if purchased by the relevant Borrower Party within 12 months of the related Collateral Addition Request, the acquisition price of the proposed Additional Mortgaged Property or (ii) a Valuation made with respect to the proposed Additional Mortgaged Property, and otherwise in accordance with Fannie Mae's DUS Underwriting Requirements. Within 30 days after receipt of (i) the Collateral Addition Request for the Additional Mortgaged Property and (ii) all reports, certificates and documents set forth on EXHIBIT S to this Agreement, including a zoning analysis undertaken in accordance with Section 206 of the DUS Guide, the Lender shall notify the Borrower Parties whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender's notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower Parties shall notify the Lender whether or not it elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrower Parties fail to respond within the period of five Business Days, it shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.

               (d) CLOSING. If, pursuant to subsection (c), the Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower Parties timely elect to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in Section 6.03 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 Business Days after the Lender's receipt of the Borrower Parties' election (or on such other date to which the Borrower Parties and the Lender may agree).

SECTION 6.03 CONDITIONS PRECEDENT TO ADDITION OF AN ADDITIONAL MORTGAGED PROPERTY TO THE COLLATERAL POOL. The addition of an Additional Mortgaged Property to the Collateral Pool on the Closing Date applicable to the Additional Mortgaged Property is subject to the satisfaction of the following conditions precedent:

                  (a) The proposed Additional Mortgaged Property has a Debt Service Coverage Ratio for the Trailing 12 Month Period of not less than 140% and a Loan to Value Ratio of not more than 65% and immediately after giving effect to the requested addition, the Coverage and LTV Tests will be satisfied, and in the case of any substitution effected pursuant to Section 7.04 of this Agreement, the Coverage and LTV Tests are not adversely affected after giving effect to the proposed substitution;

               (b) The receipt by the Lender of the Collateral Addition Fee and all legal fees and expenses payable by the Borrower Parties in connection with the Collateral Addition pursuant to Section 16.04(b);

               (c) The delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Collateral Addition Loan Documents required by the Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Addition Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

               (d) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

               (e) If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property; and

               (f) The satisfaction of all applicable General Conditions set forth in Article XI.


                                   ARTICLE VII
                             RELEASES OF COLLATERAL

SECTION 7.01 RIGHT TO OBTAIN RELEASES OF COLLATERAL. Subject to the terms and conditions of this Article, the Borrower shall have the right to obtain a release of Collateral from the Collateral Pool in accordance with the provisions of this Article.

SECTION 7.02 PROCEDURE FOR OBTAINING RELEASES OF COLLATERAL.

               (a) REQUEST. In order to obtain a release of Collateral from the Collateral Pool, the Borrower may, not more than once each calendar month, deliver a written request for the release of Collateral from the Collateral Pool ("COLLATERAL RELEASE REQUEST") to the Lender, in the form attached as EXHIBIT T to this Agreement. The Collateral Release Request shall not result in a termination of all or any part of the Credit Facility. The Borrower may only terminate all or any part of the Credit Facility by delivering a Variable Facility Termination

Request or Credit Facility Termination Request pursuant to Articles IX or X. The Collateral Release Request shall be accompanied by (and shall not be effective unless it is accompanied by) the name, address and location of the Mortgaged Property to be released from the Collateral Pool ("COLLATERAL RELEASE PROPERTY").

               (b) CLOSING. If all conditions contained in Section 7.03 are satisfied, the Lender shall cause the Collateral Release Property to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 days after the Lender's receipt of the Collateral Release Request (or on such other date to which the Borrower and the Lender may agree, by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrower, instruments, in the form customarily used by the Lender for releases in the jurisdiction governing the perfection of the security interest being released, releasing the applicable Security Instrument as a Lien on the Collateral Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements perfecting a Lien on the portion of the Collateral Release Property comprised of personal property and such other documents and instruments as the Borrower may reasonably request evidencing the release of the applicable Collateral from any lien securing the Obligations (including a termination of any restriction on the use of any accounts relating to the Collateral Release Property) and the release and return to the Borrower of any and all escrowed amounts relating thereto. The instruments referred to in the preceding sentence are referred to in this Article as the "COLLATERAL RELEASE DOCUMENTS." The Borrower shall prepare the Collateral Release Documents and submit them to Lender for its review.

               (c) RELEASE PRICE. The "RELEASE PRICE" for each Mortgaged Property means (1) during the period Section 22.01(a) of this Agreement is in effect the greater of (i) the Allocable Facility Amount for the Mortgaged Property to be released and (ii) the amount, if any, of Advances Outstanding which are required to be repaid by the Borrower to the Lender in connection with the proposed release of the Mortgaged Property from the Collateral Pool, so that, immediately after the release, the Coverage and LTV Tests will be satisfied and neither the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period will be reduced nor the Aggregate Loan to Value Ratio for the Trailing 12 Month Period will be increased as a result of such release and (2) at all times after Section 22.01(a) of this Agreement is no longer in effect the greater of (i) 125% of the Allocable Facility Amount for the Mortgaged Property to be released and (ii) the amount, if any, of Advances Outstanding which are required to be repaid by the Borrower to the Lender in connection with the proposed release of the Mortgaged Property from the Collateral Pool, so that, immediately after the release, the Coverage and LTV Tests will be satisfied and neither the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period will be reduced nor the Aggregate Loan to Value Ratio for the Trailing 12 Month Period will be increased as a result of such release. In addition to the Release Price, the Borrower shall pay to the Lender all associated prepayment premiums and other amounts due under the Notes and any Advance Confirmation Instruments evidencing the Advances being repaid.

               (d) APPLICATION OF RELEASE PRICE. The Release Price shall be applied against the Variable Advances Outstanding until there are no further Variable Advances Outstanding, and thereafter shall be held by the Lender (or its appointed collateral agent) as substituted

Collateral ("SUBSTITUTED CASH COLLATERAL"), in accordance with a security agreement and other documents in form and substance acceptable to the Lender (or, at the Borrower's option, may be applied against the prepayment of Fixed Facility Advances, so long as the prepayment is permitted under the Fixed Facility Note for the Fixed Facility Advance). Any portion of the Release Price held as Substituted Cash Collateral may be released if, immediately after giving effect to the release, each of the conditions set forth in Section 7.03(a) below shall have been satisfied. If, on the date on which the Borrower pays the Release Price, Variable Advances are Outstanding but are not then due and payable, the Lender shall hold the payments as additional Collateral for the Credit Facility, until the next date on which Variable Advances are due and payable, at which time the Lender shall apply the amounts held by it to the amounts of the Variable Advances due and payable.

SECTION 7.03 CONDITIONS PRECEDENT TO RELEASE OF COLLATERAL RELEASE PROPERTY FROM THE COLLATERAL. The obligation of the Lender to release a Collateral Release Property from the Collateral Pool by executing and delivering the Collateral Release Documents on the Closing Date, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

               (a) Immediately after giving effect to the requested release the Coverage and LTV Tests will be satisfied, and in the case of any substitution effected pursuant to Section 7.04 of this Agreement, the Coverage and LTV Tests are not adversely affected after giving effect to the proposed substitution;

               (b) Receipt by the Lender of the Release Price;

               (c) Receipt by the Lender of the Release Fee for the Collateral Release Property and all legal fees and expenses payable by the Borrower in connection with the release pursuant to Section 16.04(b);

               (d) Receipt by the Lender on the Closing Date of one or more counterparts of each Collateral Release Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Collateral Release Document;

               (e) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Collateral Release Property from the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

               (f) If the Lender determines the Collateral Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool ("REMAINING MORTGAGED PROPERTIES"), the Lender must determine that the Remaining Mortgaged Properties can be operated separately from the Collateral Release Property and any other phases of the project which are not Mortgaged Properties. In making this determination, the Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Sections 203 and 208 of the DUS Guide, which, as of the date of this Agreement, require, among other things, that a phase which constitutes collateral for a loan made in accordance with the terms of the DUS Guide (i) have adequate ingress and egress to existing public roadways, either by location of the phase on a dedicated, all-weather road or by access to such a road by means of a satisfactory easement, (ii) have access which is sufficiently attractive and direct from major thoroughfares to be conducive to continued good marketing, (iii) have a location which is not (A) inferior to other phases, (B) such that inadequate maintenance of other phases would have a significant negative impact on the phase, and (C) such that the phase is visible only after passing through the other phases of the project and (iv) comply with such other issues as are dictated by prudent practice;

               (g) Receipt by the Lender of endorsements to the Tie-In Endorsements of the Title Insurance Policies, if deemed necessary by the Lender, to reflect the release;

               (h) Receipt by the Lender on the Closing Date of a writing, dated as of the Closing Date, signed by the Borrower Parties, in the form attached as EXHIBIT U to this Agreement, pursuant to which the Borrower Parties confirm that their obligations under the Loan Documents are not adversely affected by the release of the Collateral Release Property from the Collateral;

               (i) The remaining Mortgaged Properties in the Collateral Pool shall satisfy the then-existing Geographical Diversification Requirements; and

               (j) The satisfaction of all applicable General Conditions set forth in Article XI.

SECTION 7.04  SUBSTITUTIONS.

        (a) RIGHT TO SUBSTITUTE COLLATERAL. Subject to the terms, conditions and limitations of this Section 7.04 and Articles VI and VII, the Borrower Parties shall have the right, from time to time during the Term of this Agreement, to add one or more Multifamily Residential Properties to the Collateral Pool in substitution of one or more Mortgaged Properties then in the Collateral Pool in accordance with the provisions of this Section 7.04 ("Substituted Mortgaged Property").

        (b) PROCEDURE FOR SUBSTITUTING COLLATERAL.

               (i) REQUEST. The Borrower Parties may deliver a written request ("COLLATERAL SUBSTITUTION REQUEST") to the Lender, in the form attached as EXHIBIT Z to this Agreement, to add one or more Multifamily Residential Properties to the Collateral Pool in substitution of one or more Mortgaged Properties then in the Collateral Pool. Each Collateral Substitution Request shall be accompanied by the following:

                      (x) The information relating to the proposed Substituted
               Mortgaged Property required by the form attached as EXHIBIT DD to this Agreement ("COLLATERAL SUBSTITUTION DESCRIPTION PACKAGE"), as amended from time to time to include information required under the DUS guide; and

                      (y) A statement whether the addition of the proposed
               Substituted Mortgaged Property will occur simultaneously with the release of the proposed Collateral Release Property and, if not, the Borrower Parties shall specify the proposed date on which the proposed Substituted Mortgaged Property will be added to the Collateral Pool which, in no event, shall be a date which is more than 90 days after the proposed date of the release of the proposed Collateral Release Property.

               (ii) ADDITIONAL INFORMATION. The Borrower Parties shall promptly deliver to the Lender any additional information concerning the proposed Substituted Mortgaged Property and the proposed Collateral Release Property that the Lender may from time to time reasonably request.

               (iii) UNDERWRITING. The Lender shall evaluate the proposed Substituted Mortgaged Property, and shall make underwriting determinations as to (a) the Aggregate Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio immediately prior to and immediately after giving effect to the proposed substitution, and (b) the Valuation and the Net Operating Income for the Trailing 12 Month Period for both the proposed Substituted Mortgaged Property and the proposed Collateral Release Property. Notwithstanding anything to the contrary contained herein, for purposes of making such underwriting determines with respect to the proposed Substituted Mortgaged Property, such determinations shall be made on the basis of a Valuation made with respect to the proposed Substituted Mortgaged Property, and otherwise in accordance with Fannie Mae's DUS Underwriting Requirements. Within 30 days after receipt of (a) the Collateral Substitution Request for the proposed Substituted Mortgaged Property and the proposed Collateral Release Property and (b) all reports, certificates and documents set forth on EXHIBIT EE to this Agreement, including a zoning analysis undertaken in accordance with Section 206 of the DUS Guide, the Lender shall notify the Borrower Parties whether or not the proposed Substituted Mortgaged Property meets the Coverage and LTV Tests and DUS Underwriting Requirements required by this Section 7.04(b)(iii), and therefore whether or not it shall consent to the addition of the proposed Substituted Mortgaged Property to the Collateral Pool in substitution of the proposed Collateral Release Property and, if it shall so consent, shall set forth the Aggregate Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio which it estimates shall result from the substitution of the proposed Substituted Mortgaged Property into the Collateral Pool in replacement of the proposed Collateral Release Property. If the proposed Substituted Mortgaged Property does not meet the Coverage and LTV Tests and DUS Underwriting Requirements required by this Section 7.04(b)(iii), and therefore the Lender does not consent to the substitution of the proposed Additional Mortgaged Property into the Collateral Pool in replacement of the proposed Collateral Release Property, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender's notice that it shall consent to the substitution of the proposed Additional Mortgaged Property into the Collateral Pool in replacement of the proposed Collateral Release Property, the Borrower Parties shall notify the Lender whether or not they elect to cause such substitution to occur. If the Borrower Parties fail to respond within the period of five Business Days, they shall be conclusively deemed to have elected not to cause the proposed substitution to occur.

               (iv) CLOSING. If, pursuant to this Section 7.04, the Lender consents to the substitution of the proposed Additional Mortgaged Property into the Collateral Pool in replacement of the proposed Collateral Release Property, the Borrower Parties timely elect to cause such substitution to occur and all conditions contained in Section 7.04(c) are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be substituted into the Collateral Pool in replacement of the proposed Collateral Release Property, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring --

                      (x) if the substitution of the proposed Substituted
               Collateral Property is to occur simultaneously with the release of the proposed Collateral Released Property, within 30 days after the Lender's receipt of the Borrower Parties' election (or on such other date to which the Borrower Parties and the Lender may agree); or

                      (y) if the substitution of the proposed Substituted
               Collateral Property is to occur subsequent to the release of the Collateral Release Property, within 90 days after the release of the Collateral Release Property in accordance with Section 7.02(c).

        If, in the case of clause (y), the addition of the proposed Substituted Collateral Property to the Collateral Pool does not occur within 90 days or such longer period as approved by Lender, in its sole discretion, after the release of the Collateral Release Property in accordance with such clause (y), then the Borrower Parties shall have waived their right to substitute such Collateral Release Property with the proposed Substituted Mortgaged Property, the Release Price shall be determined pursuant to Section 7.02(c) and the Borrower Parties shall comply with the requirement set forth in Section 7.03. Such Release Price, or the applicable portion thereof, shall be credited under this Agreement and/or be immediately due and payable by the Borrower Parties to the Lender to reduce the Advances Outstanding as required by, and in the manner set forth in, Section 7.02(d).

        (c) CONDITIONS PRECEDENT TO SUBSTITUTION OF A SUBSTITUTED MORTGAGED PROPERTY INTO THE COLLATERAL POOL. The substitution of a Substituted Mortgaged Property into the Collateral Pool in replacement of a Collateral Release Property on the Closing Date is subject to the satisfaction of the following conditions precedent:

               (i) The proposed Substituted Mortgaged Property has a Debt Service Coverage Ratio for the Trailing 12 Month Period of not less than 140% and a Loan to Value Ratio of not more than 65% and immediately after giving effect to the requested addition, the Coverage and LTV Tests will be satisfied;

               (ii) The Lender shall have made the determination, as a part of the underwriting evaluations made in accordance with Section 7.04(b)(iii), that (a) the Aggregate Debt Service Coverage Ratio immediately after giving effect to the proposed substitution will be equal to or higher than the Aggregate Debt Service Coverage Ratio immediately prior to the proposed substitution, and (ii) the Aggregate Loan to Value Ratio immediately after giving effect to the proposed substitution will be equal to or less than the Aggregate Loan to Ratio immediately prior to giving effect to the proposed substitution;

               (iii) With respect to the release of the proposed Collateral Release Property, the Borrower Parties shall have complied with Section
        7.03 (other than clause (b) with respect to the requirement pertaining to Release Price);

               (iv) The receipt by the Lender of the Collateral Substitution Fee and all legal fees and expenses payable by the Borrower Parties in connection with the substitution pursuant to Section 16.04(b).

               (v) The delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Collateral Substitution Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Substituted Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Substitution Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

               (vi) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Substituted Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens;

               (vii) If the Title Insurance Policy for the Substituted Mortgaged Property contains a Tie-In Endorsement, and endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Substituted Mortgaged Property;

               (viii) The delivery to the Lender of additional collateral or the repayment of Advances Outstanding to the extent required pursuant to
        Section 7.04(d); and

               (ix) The satisfaction of all General Conditions set forth in
        Article XI.

        (d) RESTRICTION ON BORROWINGS. In the case that the substitution of the proposed Substituted Mortgaged Property is not to occur simultaneously with the release of the proposed Collateral Release Property, from and after the release of the proposed Collateral Release Property until the addition of the proposed Substituted Mortgaged Property into the Collateral Pool in accordance with this
Section 7.04, the Borrower shall not be permitted to have the aggregate unpaid principal balance of Loans Outstanding to be in excess of an amount equal to the then-existing Commitment minus the Allocable Credit Facility Amount attributable to the Collateral Release Property that was released, unless the Borrower shall have delivered to the

Lender additional collateral reasonably acceptable to the Lender in an amount at least equal to such Allocable Credit Facility Amount. In the event that the aggregate unpaid principal balance of Advances Outstanding exceeds such amount (and additional collateral in an amount at least equal to the applicable Allocable Credit Facility Amount has not been delivered by the Borrower to the Lender), as a condition precedent to the substitution of a Substituted Mortgaged Property into the Collateral Pool, the Borrower shall pay such excess. Notwithstanding the foregoing, in no event shall the value of the additional collateral exceed 15% of the principal balance of the Loans Outstanding. Any payment received by the Lender under this Section 7.04(d) shall be applied against Loans Outstanding in the manner prescribed for Release Prices pursuant to Section 7.02. The additional collateral shall be released to the Borrower upon the addition of the applicable Substituted Mortgaged Property to the Collateral Pool in accordance with this Section 7.05.


                                  ARTICLE VIII
                          EXPANSION OF CREDIT FACILITY

SECTION 8.01 RIGHT TO INCREASE COMMITMENT. Subject to the terms, conditions and limitations of this Article, the Borrower shall have the right, at any time or from time to time during the Fixed Facility Availability Period, to increase the Fixed Facility Commitment, the Variable Facility Commitment, or both. Either Commitment may be increased by the addition of Collateral to the Collateral Pool and/or increases in the value of the Mortgaged Properties. No increase in the Commitments shall be made in respect of Valuations of the Mortgaged Properties in excess of the Initial Valuations of any Mortgaged Property until such time as each of the Multifamily Residential Properties listed on EXHIBIT CC to this Agreement has achieved 85% occupancy as determined by Lender. Notwithstanding the preceding sentence, the Commitments may be increased in respect of an increased Valuation of the Mortgaged Property known as Montgomery when such Mortgaged Property has achieved at least 90% occupancy for not less than ninety
(90) consecutive days. Nothing in this paragraph shall limit the Borrower's right to increase the Commitments as a result of additions of Mortgaged Properties to the Collateral Pool. The Borrower's right to increase the Commitment is subject to the following limitations:

               (a) MAXIMUM AMOUNT OF INCREASE IN COMMITMENT. The maximum amount by which the Commitment may be increased is $81,769,000.

               (b) MINIMUM REQUEST. Each Request for an increase in the Commitment shall be in the minimum amount of $10,000,000.

               (c) TERMS AND CONDITIONS. The terms and conditions of this Agreement shall apply to any increase in the Commitment closed not later than the date 12 months after the Initial Closing Date. The terms and conditions (including pricing) applicable to any increase in the Commitment after the date 12 months after the Initial Closing Date shall be acceptable to Lender in its discretion.

SECTION 8.02 PROCEDURE FOR OBTAINING INCREASES IN COMMITMENT.

               (a) REQUEST. In order to obtain an increase in the Commitment, the Borrower shall deliver a written request for an increase (a "CREDIT FACILITY EXPANSION REQUEST") to the Lender, in the form attached as EXHIBIT V to this Agreement. Each Credit Facility Expansion Request shall be accompanied by the following:

                      (i) A designation of the amount of the proposed increase;

                      (ii) A designation of the increase in the Fixed Facility Credit Commitment and the Variable Facility Credit Commitment;

                      (iii) If any Multifamily Residential Properties are proposed to be added to the Collateral Pool, a list of such Multifamily Residential Properties and evidence of compliance with the requirements of Article VI in connection with such addition.

                      (iv) A request that the Lender inform the Borrower of any change in the Geographical Diversification Requirements; and

                      (v) A request that the Lender inform the Borrower of the Fixed Facility Fee and the Variable Facility Fee to apply to Advances drawn from such increase in the Commitment.

               (b) CLOSING. If all conditions contained in Section 8.03 are satisfied, the Lender shall permit the requested increase in the Commitment, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within fifteen (15) Business Days after the Lender's receipt of the Credit Facility Expansion Request (or on such other date to which the Borrower and the Lender may agree).

SECTION 8.03 CONDITIONS PRECEDENT TO INCREASE IN COMMITMENT. The right of the Borrower to increase the Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

               (a) After giving effect to the requested increase the Coverage and LTV Tests will be satisfied;

               (b) Payment by the Borrower of the Expansion Origination Fee in accordance with Section 16.02(b) and all legal fees and expenses payable by the Borrower in connection with the expansion of the Commitment pursuant to Section 16.04(b);

               (c) The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the Commitment, as increased under this Article, showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date (or, if applicable, the last Closing Date with respect to which the Title Insurance Policy was endorsed) and other exceptions approved by the Lender, together with any reinsurance agreements required by the Lender;

               (d) The receipt by the Lender of fully executed original copies of all Credit Facility Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;

               (e) if determined necessary by the Lender, the Borrower's agreement to such geographical diversification requirements as the Lender may determine; and

               (f) The satisfaction of all applicable General Conditions set forth in Article XI.


                                   ARTICLE IX
                        PARTIAL TERMINATION OF FACILITIES

SECTION 9.01 RIGHT TO COMPLETE OR PARTIAL TERMINATION OF FACILITIES. Subject to the terms and conditions of this Article, the Borrower shall have the right to permanently reduce the Variable Facility Commitment and the Fixed Facility Commitment in accordance with the provisions of this Article.

SECTION 9.02 PROCEDURE FOR COMPLETE OR PARTIAL TERMINATION OF FACILITIES.

               (a) REQUEST. In order to permanently reduce the Variable Facility Commitment or the Fixed Facility Commitment, the Borrower may deliver a written request for the reduction ("FACILITY TERMINATION REQUEST") to the Lender, in the form attached as EXHIBIT W to this Agreement. A permanent reduction of the Variable Facility Commitment to $0 shall be referred to as a "COMPLETE VARIABLE FACILITY TERMINATION." A permanent reduction of the Fixed Facility Commitment to $0 shall be referred to as a "COMPLETE FIXED FACILITY TERMINATION." The Facility Termination Request shall be accompanied by the following:

                      (i) A designation of the proposed amount of the reduction in the Variable Facility Commitment or Fixed Facility Commitment, as the case may be; and

                      (ii) Unless there is a Complete Variable Facility Termination, or a Complete Fixed Facility Termination, a designation by the Borrower of any Variable Advances which will be prepaid or Fixed Advances which will be prepaid or defeased, as the case may be.

Any release of Collateral, whether or not made in connection with a Facility Termination Request, must comply with all conditions to a release which are set forth in Article VII.

               (b) CLOSING. If all conditions contained in Section 9.03 are satisfied, the Lender shall permit the Variable Facility Commitment or Fixed Facility Commitment as the case may be, to be reduced to the amount designated by the Borrower, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within fifteen (15) Business Days after the Lender's receipt of the Facility Termination Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering a counterpart of an amendment to this Agreement, in the form attached as EXHIBIT X to this Agreement, evidencing the reduction in the Facility Commitment. The document referred to in the preceding sentence is referred to in this Article as the "FACILITY TERMINATION DOCUMENT."

SECTION 9.03 CONDITIONS PRECEDENT TO COMPLETE OR PARTIAL TERMINATION OF FACILITIES. The right of the Borrower to reduce the Facility Commitment and the obligation of the Lender to execute the Facility Termination Document, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

               (a) Payment by the Borrower in full of all of the Variable Advances Outstanding and Fixed Facility Advances Outstanding, as the case may be, required to be paid in order that the aggregate unpaid principal balance of all Variable Advances Outstanding and Fixed Facility Advances Outstanding, as the case may be, is not greater than the Variable Facility Commitment and Fixed Facility Commitment, as the case may be, including any associated prepayment premiums or other amounts due under the Notes (but if the Borrower is not required to prepay all of the Variable Advances or Fixed Facility Advances Outstanding, as the case may be, the Borrower shall have the right to select which of the Variable Advances or Fixed Facility Advances, as the case may be, shall be repaid);

               (b) Payment by the Borrower of the Facility Termination Fee;

               (c) Receipt by the Lender on the Closing Date of one or more counterparts of the Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Facility Termination Document; and

               (d) The satisfaction of all applicable General Conditions set forth in Article XI.


                                    ARTICLE X
                         TERMINATION OF CREDIT FACILITY

SECTION 10.01 RIGHT TO TERMINATE CREDIT FACILITY. Subject to the terms and conditions of this Article, the Borrower shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral from the Collateral Pool in accordance with the provisions of this Article.

SECTION 10.02  PROCEDURE FOR TERMINATING CREDIT FACILITY.

               (a) REQUEST. In order to terminate this Agreement and the Credit Facility, the Borrower shall deliver a written request for the termination ("CREDIT FACILITY TERMINATION REQUEST") to the Lender, in the form attached as EXHIBIT Y to this Agreement.

               (b) CLOSING. If all conditions contained in Section 10.03 are satisfied, this Agreement shall terminate, and the Lender shall cause all of the Collateral to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 30 Business Days after the Lender's receipt of the Credit Facility Termination Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrower, (i) instruments, in the form customarily used by the Lender for releases in the jurisdictions in which the Mortgaged Properties are located, releasing all of the Security Instruments as a Lien on the Mortgaged Properties, (ii) UCC-3 Termination Statements terminating all of the UCC-1 Financing Statements perfecting a Lien on the personal property located on the Mortgaged Properties, in form customarily used in the jurisdiction governing the perfection of the security interest being released,
(iii) such other documents and instruments as the Borrower may reasonably request evidencing the release of the Collateral from any lien securing the Obligations (including a termination of any restriction on the use of any accounts relating to the Collateral) and the release and return to the Borrower of any and all escrowed amounts relating thereto, (iv) instruments releasing the Borrower Parties from their obligations under this Agreement and any and all other Loan Documents, and (v) the Notes, each marked paid and canceled. The instruments referred to in the preceding sentence are referred to in this Article as the "FACILITY TERMINATION DOCUMENTS."

SECTION 10.03 CONDITIONS PRECEDENT TO TERMINATION OF CREDIT FACILITY. The right of the Borrower to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and the Lender's obligation to execute and deliver the Facility Termination Documents on the Closing Date are subject to the following conditions precedent:

                    (a) Payment by the Borrower in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums or other amounts due under the Notes and all other amounts owing by the Borrower to the Lender under this Agreement;

                    (b) Defeasance by the Borrower, in accordance with the provisions of Section 3.10 of this Agreement, with respect to all Fixed Facility Notes Outstanding on the Closing Date;

                    (c) Payment of the Facility Termination Fee; and

                    (d) The satisfaction of all applicable General Conditions set forth in Article XI.


                                   ARTICLE XI
                  GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS

        The obligation of the Lender to close the transaction requested in a Request shall be subject to the following conditions precedent ("GENERAL CONDITIONS") in addition to any other conditions precedent set forth in this
Agreement:

SECTION 11.01 CONDITIONS APPLICABLE TO ALL REQUESTS. Each of the following conditions precedent shall apply to all Requests:

               (a) PAYMENT OF EXPENSES. The payment by the Borrower of the Lender's reasonable fees and expenses payable in accordance with this Agreement.

               (b) NO MATERIAL ADVERSE CHANGE. Except in connection with a Credit Facility Termination Request, there has been no material adverse change in the financial condition, business or prospects of the Borrower Parties or in the physical condition, operating performance or value of any of the Mortgaged Properties since the Initial Closing Date (or, with respect to the conditions precedent to the Initial Advance, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by the Lender during its review of the Borrower Parties and the Initial Mortgaged Properties).

               (c) NO DEFAULT. Except in connection with a Credit Facility Termination Request, there shall exist no Event of Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred.

               (d) NO INSOLVENCY. Except in connection with a Credit Facility Termination Request, receipt by the Lender on the Closing Date for the Request of evidence satisfactory to the Lender that no Borrower Party is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.

               (e) NO UNTRUE STATEMENTS. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary in order to make the information contained therein not misleading.

               (f) REPRESENTATIONS AND WARRANTIES. Except in connection with a Credit Facility Termination Request, all representations and warranties made by any Borrower Party in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request.

               (g) NO CONDEMNATION OR CASUALTY. Except in connection with a Credit Facility Termination Request, there shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property, which casualty would have a material adverse effect on the continued operations of such Mortgaged Property.

               (h) DELIVERY OF CLOSING DOCUMENTS. The receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

                      (i) A Compliance Certificate;

                      (ii) An Organizational Certificate; and

                      (iii) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) and opinions as the Lender may reasonably request.

               (i) COVENANTS. Except in connection with a Credit Facility Termination Request, the Borrower Parties are in full compliance with each of the covenants set forth in

                                       -52

Articles XIII, XIV and XV of this Agreement, without giving effect to any notice and cure rights of the Borrower Parties.

SECTION 11.02 DELIVERY OF CLOSING DOCUMENTS RELATING TO INITIAL ADVANCE REQUEST, COLLATERAL ADDITION REQUEST, CREDIT FACILITY EXPANSION REQUEST OR FUTURE ADVANCE REQUEST. With respect to the closing of the Initial Advance Request, a Collateral Addition Request, or a Credit Facility Expansion Request, it shall be a condition precedent that the Lender receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

               (a) LOAN DOCUMENTS. Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than the Lender), each of which shall be in full force and effect.

               (b) OPINION. Favorable opinions of counsel to the Borrower Parties, as to the due organization and qualification of the Borrower Parties, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as the Lender may reasonably require.

SECTION 11.03 DELIVERY OF PROPERTY-RELATED DOCUMENTS. With respect to each of the Mortgaged Properties to be made part of the Collateral Pool on the Closing Date for the Initial Advance Request or a Collateral Addition Request, it shall be a condition precedent that the Lender receive each of the following, each dated as of the Closing Date for the Initial Advance Request or Collateral Addition Request, as the case may be, in form and substance satisfactory to the Lender in all respects:

               (a) A favorable opinion of local counsel to the Borrower Parties or the Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request.

               (b) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment.

               (c) The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property.

               (d) The Survey applicable to the Mortgaged Property.

               (e) Evidence satisfactory to the Lender of compliance of the Mortgaged Property with property laws as required by Sections 205 and 206 of
Part III of the DUS Guide.

               (f) An Appraisal of the Mortgaged Property.

               (g) A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to the Lender, in which the owner shall (unless waived by the Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for the Borrower Parties' obligations under the Loan Documents.

               (h) A Completion/Repair and Security Agreement, together with required escrows, on the standard form required by the DUS Guide.

               (i) An Assignment of Management Agreement, on the standard form required by the DUS Guide.

               (j) An Assignment of Leases and Rents, if the Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

               (k) With respect to a Collateral Addition Request, an amendment to the Cash Management Agreement executed by the Borrower Parties on the Initial Closing Date, adding the Borrower Parties as a party and adding a Property Account for the Mortgaged Property.


                                   ARTICLE XII
                         REPRESENTATIONS AND WARRANTIES

SECTION 12.01 REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES. Each Borrower Party hereby represents and warrants to the Lender, with respect to itself, as follows:

               (a) DUE ORGANIZATION; QUALIFICATION.

                      (1) The REIT is qualified to transact business and is in good standing in the State of Tennessee. The Borrower Parties are qualified to transact business and is in good standing in the State in which they are organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of the Borrower Parties to perform the Obligations under this Agreement and the other Loan Documents. The Borrower Parties are qualified to transact business and are in good standing in each State in which they own a Mortgaged Property.

                      (2) The Borrower Parties' principal place of business, principal office and office where they keep their books and records as to the Collateral is located at the address set out in Section 23.08.

               (b) POWER AND AUTHORITY. The Borrower Parties have the requisite power and authority (i) to own their properties and to carry on their business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations hereunder and under the other Loan Documents and
(ii) to execute and deliver this Agreement and the other Loan Documents and to carry out the transactions contemplated by this Agreement and the other Loan Documents.

               (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents have been duly authorized by all necessary action and proceedings by or on behalf of the Borrower Parties, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of the Borrower Parties as a condition to the valid execution, delivery and performance by the Borrower Parties of this Agreement or any of the other Loan Documents.

               (d) VALID AND BINDING OBLIGATIONS. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by the Borrower Party and constitute the legal, valid and binding obligations of the Borrower Party, enforceable against the Borrower Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

               (e) NON-CONTRAVENTION; NO LIENS. Neither the execution and delivery of this Agreement and the other Loan Documents, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the other Loan Documents nor the performance of the Obligations:

                      (1) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over the Borrower Party, any of the Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower Party, or any judgment or order applicable to the Borrower Party or to which the Borrower Party, any of the Mortgaged Properties or other assets of the Borrower Party are subject;

                      (2) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of the Borrower Party's Organizational Documents, any indenture, existing agreement or other instrument to which the Borrower Party is a party or to which the Borrower Party, any of the Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower Party are subject;

                      (3) does or will result in or require the creation of any Lien on all or any portion of the Collateral or any of the Mortgaged Properties, except for the Permitted Liens; or

                      (4) does or will require the consent or approval of any creditor of the Borrower Party, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

               (f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no pending or, to the best knowledge of the Borrower Party, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator against or affecting any Mortgaged Property or any other portion of the Collateral or other assets of the Borrower Party, which, if decided adversely to the Borrower Party, would have, or may reasonably be expected to have, a Material Adverse Effect. The Borrower Party is not in default with respect to any order of any Governmental Authority.

               (g) SOLVENCY. The Borrower Party is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or the other Loan Documents and after giving effect to such transactions, the Borrower Party will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will the Borrower Party have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower Party did not receive less than a reasonably equivalent value in exchange for incurrence of the Obligations. There
(i) is no contemplated, pending or, to the best of the Borrower Party's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting the Borrower Party or any of the Mortgaged Properties and (ii) has been no assertion or exercise of jurisdiction over the Borrower Party or any of the Mortgaged Properties by any court empowered to exercise bankruptcy powers.

               (h) NO CONTRACTUAL DEFAULTS. There are no defaults by the Borrower Party or, to the knowledge of the Borrower Party, by any other Person under any contract to which the Borrower Party is a party relating to any Mortgaged Property, including any management, rental, service, supply, security, maintenance or similar contract, other than defaults which do not permit the non-defaulting party to terminate the contract and which do not have, and are not reasonably be expected to have, a Material Adverse Effect. Neither the Borrower Party nor, to the knowledge of the Borrower Party, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts affecting or concerning any Mortgaged Property.

               (i) COMPLIANCE WITH THE LOAN DOCUMENTS. The Borrower Party is in compliance with all provisions of the Loan Documents to which it is a party or by which it is bound. The representations and warranties made by the Borrower Party in the Loan Documents are true, complete and correct as of the Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

               (j) ERISA. The Borrower Party is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of ERISA. None of the assets of the Borrower Party constitute plan assets (within the meaning of Department of Labor Regulation ss. 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

               (k) FINANCIAL INFORMATION. The financial projections relating to the Borrower Party and delivered to the Lender on or prior to the date hereof, if any, were prepared on the basis of assumptions believed by the Borrower Party, in good faith at the time of preparation, to be reasonable and the Borrower Party is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of the Borrower Party which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of the Borrower Party, as of its date in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into by the Borrower Party other than transactions in the ordinary course of business. The Borrower Party has no material contingent obligations which are not otherwise disclosed in its most recent financial statements.

               (l) ACCURACY OF INFORMATION. No information, statement or report furnished in writing to the Lender by the Borrower Party in connection with this Agreement or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and the representations and warranties of the Borrower Party and the statements, information and descriptions contained in the Borrower Party's closing certificates, as of the Closing Date, are true, correct and complete in all material respects, do not contain any untrue statement or misleading statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary to make the certifications, representations, warranties, statements, information and descriptions contained therein, in light of the circumstances under which they were made, not misleading; and the estimates and the assumptions contained herein and in any certificate of the Borrower Party delivered as of the Closing Date are reasonable and based on the best information available to the Borrower Party.

               (m) NO CONFLICTS OF INTEREST. To the best knowledge of the Borrower Party, no member, officer, agent or employee of the Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Loan Documents, the Borrower Party or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.

               (n) GOVERNMENTAL APPROVALS. No Governmental Approval not already obtained or made is required for the execution and delivery of this Agreement or any other Loan Document or the performance of the terms and provisions hereof or thereof by the Borrower Party.

               (o) GOVERNMENTAL ORDERS. The Borrower Party is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

               (p) NO RELIANCE. The Borrower Party acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Agreement and the other Loan Documents, that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Agreement or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Agreement, any other Loan Document or any of the matters contemplated hereby or thereby.

               (q) COMPLIANCE WITH APPLICABLE LAW. The Borrower Party is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect.

               (r) CONTRACTS WITH AFFILIATES. Except as otherwise approved in writing by the Lender, the Borrower Party has not entered into and is not a party to any contract, lease or other agreement with any Affiliate of the Borrower Party for the provision of any service, materials or supplies to any Mortgaged Property (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment or telephone services or equipment). The Lender hereby approves the property management agreements set forth on EXHIBIT AA to this Agreement.

               (s) LINES OF BUSINESS. The Borrower Party is not engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

               (t) STATUS AS A REAL ESTATE INVESTMENT TRUST. The REIT is qualified, and is taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and is not engaged in any activities which would jeopardize such qualification and tax treatment.

               (u) YEAR 2000 COMPLIANCE. The Borrower Party has conducted a comprehensive review and assessment of its computer systems and applications and made inquiry of the Borrower Party's key suppliers and vendors with respect to the so-called "year 2000 problem" (the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrower Party does not believe that the "year 2000 problem" will result in a material adverse change in the ability of the Borrower Party and its Subsidiaries to manage and operate their properties and pay and perform their obligations hereunder.

SECTION 12.02 REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES. The Borrower Parties hereby represent and warrant to the Lender as follows with respect to each of the Mortgaged Properties:

               (a) TITLE. The relevant Borrower Party has good, valid, marketable and indefeasible title to each Mortgaged Property (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide), free and clear of all Liens whatsoever except the Permitted Liens. Each Security Instrument, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first lien on the Mortgaged Property intended to be encumbered thereby (including the Leases related to such Mortgaged Property and the rents and all rights to collect rents under such Leases), subject only to Permitted Liens. Except for any Permitted Liens, there are no Liens or claims for work, labor or materials affecting any Mortgaged Property which are or may be prior to, subordinate to, or of equal priority with, the Liens created by the Loan Documents. The Permitted Liens do not have, and may not reasonably be expected to have, a Material Adverse Effect.

               (b) IMPOSITIONS. The Borrower Parties have filed all property and similar tax returns required to have been filed by it with respect to each Mortgaged Property and has paid and discharged, or caused to be paid and discharged, all installments for the payment of all Taxes due to date, and all other material Impositions imposed against, affecting or relating to each Mortgaged Property other than those which have not become due, together with any fine, penalty, interest or cost for nonpayment pursuant to such returns or pursuant to any assessment received by it, provided, however, that if the Borrower Parties contest in good faith and by appropriate proceeding the validity or applicability of any Imposition, provides to the Lender security in such amount and in such form as the Lender may reasonably require, then compliance with the Imposition in question shall be suspended during the pendency of such contest. The Borrower Parties have no knowledge of any new proposed Tax, levy or other governmental or private assessment or charge in respect of any Mortgaged Property which has not been disclosed in writing to the Lender.

               (c) ZONING. Each Mortgaged Property complies in all material respects with all Applicable Laws affecting such Mortgaged Property. Without limiting the foregoing, all material Permits, including certificates of occupancy, to the extent issued by the relevant jurisdiction, have been issued and are in full force and effect. Neither the Borrower Parties nor, to the knowledge of the Borrower Parties, any former owner of any Mortgaged Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Mortgaged Property with any Applicable Laws or Permits, nor are the Borrower Parties otherwise aware of any such pending actions or proceedings.

               (d) LEASES. The Borrower Parties have delivered to the Lender a true and correct copy of their form apartment lease for each Mortgaged Property (and, with respect to leases executed prior to the date on which the Borrower Parties first owned the Mortgaged Property, the form apartment lease used for such leases), and each Lease with respect to such Mortgaged Property is in the form thereof, with no material modifications thereto, except as previously disclosed in writing to the Lender. Except as set forth in a Rent Roll, no Lease for any unit in any Mortgaged Property (i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by the Borrower Parties upon not more than 30 days' written notice, (ii) provides for prepayment of more than one month's rent, or (iii) was entered into in other than the ordinary course of business.

               (e) RENT ROLL. The Borrower Parties have executed and delivered to the Lender a Rent Roll for each Mortgaged Property, each dated as of and delivered within 30 days prior to the Closing Date. Each Rent Roll sets forth each and every unit subject to a Lease which is in full force and effect as of the date of such Rent Roll. The information set forth on each Rent Roll is true, correct and complete in all material respects as of its date and there has occurred no material adverse change in the information shown on any Rent Roll from the date of each such Rent Roll to the Closing Date. Except as disclosed in the Rent Roll with respect to each Mortgaged Property or otherwise previously disclosed in writing to the Lender, no Lease is in effect as of the date of the Rent Roll with respect to such Mortgaged Property.

               (f) STATUS OF LANDLORD UNDER LEASES. Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by this Agreement, the relevant Borrower Party is the owners and holders of the landlord's interest under each of the Leases of units in each Mortgaged Property and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder.

               (g) ENFORCEABILITY OF LEASES. Each Lease constitutes the legal, valid and binding obligation of the Borrower Parties and, to the knowledge of the Borrower Parties, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and equitable principles, and except as disclosed in writing to the Lender, no notice of any default by the Borrower Parties which remains uncured has been sent by any tenant under any such Lease, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect on the Mortgaged Property subject to the Lease.

               (h) NO LEASE OPTIONS. All premises demised to tenants under Leases are occupied by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions. No option or right to purchase, right of first refusal, purchase contract or similar right exists with respect to any Mortgaged Property.

               (i) INSURANCE. The Borrower Parties have delivered to the Lender true and correct certified copies of all Insurance Policies currently in effect as of the date of this Agreement with respect to the Mortgaged Property which it owns. Each such Insurance Policy complies in all material respects with the requirements set forth in the Loan Documents.

               (j) TAX PARCELS. Each Mortgaged Property is on one or more separate tax parcels, and each such parcel (or parcels) is (or are) separate and apart from any other property.

               (k) ENCROACHMENTS. Except as disclosed on the Survey with respect to each Mortgaged Property, none of the improvements located on any Mortgaged Property encroaches upon the property of any other Person or upon any easement encumbering the Mortgaged Property, nor lies outside of the boundaries and building restriction lines of such Mortgaged Property and no improvement located on property adjoining such Mortgaged Property lies within the boundaries of or in any way encroaches upon such Mortgaged Property.

               (l) INDEPENDENT UNIT. Except for Permitted Liens and as disclosed on EXHIBIT BB to this Agreement, or as disclosed in a Title Insurance Policy or Survey for the Mortgaged Property, each Mortgaged Property is an independent unit which does not rely on any drainage, sewer, access, parking, structural or other facilities located on any Property not included either in such Mortgaged Property or on public or utility easements for the (i) fulfillment of any zoning, building code or other requirement of any Governmental Authority that has jurisdiction over such Mortgaged Property, (ii) structural support, or (iii) the fulfillment of the requirements of any Lease or other agreement affecting such Mortgaged Property. The relevant Borrower Party, directly or indirectly, has the right to use all amenities, easements, public or private utilities, parking, access routes or other items necessary or currently used for the operation of each Mortgaged Property. All public utilities are installed and operating at each Mortgaged Property and all billed installation and connection charges have been paid in full. Each Mortgaged Property is either (x) contiguous to or (y) benefits from an irrevocable unsubordinated easement permitting access from such Mortgaged Property to a physically open, dedicated public street, and has all necessary permits for ingress and egress and is adequately serviced by public water, sewer systems and utilities. No building or other improvement not located on a Mortgaged Property relies on any part of the Mortgaged Property to fulfill any zoning requirements, building code or other requirement of any Governmental Authority that has jurisdiction over the Mortgaged Property, for structural support or to furnish to such building or improvement any essential building systems or utilities.

               (m) CONDITION OF THE MORTGAGED PROPERTIES. Except as disclosed in any third party report delivered to the Lender prior to the date on which a Borrower Party's Mortgaged Property is added to the Collateral Pool, or otherwise disclosed in writing by the relevant Borrower Party to the Lender prior to such date, each Mortgaged Property is in good condition, order and repair, there exist no structural or other material defects in such Mortgaged Property (whether patent or, to the best knowledge of the relevant Borrower Party, latent or otherwise) and the relevant Borrower Party has not received notice from any insurance company or bonding company of any defects or inadequacies in such Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Mortgaged Property or the existence of any structural or other material defect therein. No Mortgaged Property has been materially damaged by casualty which has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received except as previously disclosed in writing to the Lender. There are no proceedings pending for partial or total condemnation of any Mortgaged Property except as disclosed in writing to the Lender.

SECTION 12.03 REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender hereby represents and warrants to the Borrower Parties as follows:

               (a) DUE ORGANIZATION. The Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) POWER AND AUTHORITY. The Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

               (c) DUE AUTHORIZATION. The execution and delivery by the Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.


                                  ARTICLE XIII

                  AFFIRMATIVE COVENANTS OF THE BORROWER PARTIES

Each Borrower Party, with respect to itself, agrees and covenants with the Lender that, at all times during the Term of this Agreement:

SECTION 13.01 COMPLIANCE WITH AGREEMENTS. The Borrower Party shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that the Borrower Party's failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.

SECTION 13.02 MAINTENANCE OF EXISTENCE. The Borrower Party shall maintain its existence and continue to be a limited partnership or corporation, as the case may be, organized under the laws of the state of its organization. The Borrower Party shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.

SECTION 13.03 MAINTENANCE OF REIT STATUS. During the Term of this Agreement, the REIT shall qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and will not be engaged in any activities which would jeopardize such qualification and tax treatment.

SECTION 13.04 FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Borrower Party shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of the Borrower Party's financial transactions and assets and (y) the results of the operation of each Mortgaged Property and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, the Borrower Parties shall furnish, or cause to be furnished, to the Lender:

               (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of the REIT and its Subsidiaries as of the end of such fiscal year, the audited statement of income, equity and retained earnings of the REIT and its Subsidiaries for such fiscal year and the audited statement of cash flows of the REIT and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of the REIT's independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

               (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of the REIT and its Subsidiaries as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of the REIT and its Subsidiaries and the unaudited statement of cash flows of the REIT and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

               (c) QUARTERLY PROPERTY STATEMENTS. As soon as available, and in any event within 45 days after each Calendar Quarter, a statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

               (d) ANNUAL PROPERTY STATEMENTS. On an annual basis within forty-five (45) days of the end of its fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

               (e) UPDATED RENT ROLLS. Upon the Lender's request (but not more frequently than quarterly), a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by the Lender and accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein.

               (f) SECURITY DEPOSIT INFORMATION. Upon the Lender's request, an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for the Lender to access information regarding such accounts.

               (g) SECURITY LAW REPORTING INFORMATION. So long as the REIT is a reporting company under the Securities and Exchange Act of 1934, promptly upon becoming available, (a) copies of all financial statements, reports and proxy statements sent or made available generally by any Borrower Party, or any of its Affiliates, to their respective security holders, (b) all regular and periodic reports and all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or a similar form) and prospectuses, if any, filed by any Borrower Party, or any of its Affiliates, with the Securities and Exchange Commission or other Governmental Authorities, and (c) all statements made available generally by any Borrower Party, or any of their Affiliates, to the public concerning material developments in the business of the REIT or other party.

               (h) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of any reports or management letters submitted to the Borrower Party by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that the Borrower Party shall only be required to deliver such reports and management letters to the extent that they relate to any Borrower Party or any Mortgaged Property.

               (i) ANNUAL BUDGETS. Promptly, and in any event within 60 days after the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.

               (j) REIT PLANS AND PROJECTIONS. If prepared by the REIT, within 90 days after the beginning of each fiscal year, copies of (1) the REIT's business plan for the current and the succeeding two fiscal years, (2) the REIT's annual budget (including capital expenditure budgets) and projections for each Mortgaged Property; and (3) the REIT's financial projections for the current and the succeeding two fiscal years, as prepared by the REIT's Chief Financial Officer and in a format and with such detail as the Lender may require.

               (k) STRATEGIC PLAN. Within 90 days after the end of each fiscal year of the REIT, the REIT shall deliver to the Lender a written narrative discussing the REIT's publicly disclosed short and long range plans, including its plans for operations, mergers, acquisitions and management, and accompanied by supporting financial projections and schedules, certified by a member of Senior Management as true, correct and complete ("STRATEGIC PLAN") If the REIT's or any other Borrower Party's Strategic Plan materially changes, then such person shall deliver to the Lender the Strategic Plan as so changed.

               (l) ANNUAL RENTAL AND SALES COMPARABLE ANALYSIS. Within 30 days after the Lender's request, a rental and sales comparable analysis of the local real estate market in which each Mortgaged Property is located, in a form approved by the Lender.

               (m) FEDERAL TAX RETURNS. Upon request of Lender, the Federal Tax Returns of the REIT.

               (n) OTHER REPORTS. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Borrower Party pursuant to the Loan Documents or requested by the Lender with respect to the Borrower Party's business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.

               (o) CERTIFICATION. All certifications required to be delivered pursuant to this Section 13.04 shall run directly to and be for the benefit of Lender and Fannie Mae.

SECTION 13.05 CERTIFICATE OF COMPLIANCE. The Borrower Party shall deliver to the Lender concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to Section 13.04 (a) and (b) above a certificate signed by the Chief Financial Officer of the REIT stating that, to the best knowledge of such individual following reasonable inquiry, (i) setting forth in reasonable detail the calculations required to establish whether each Borrower Party was in compliance with the requirements of Sections 15.02 through 15.08 on the date of such financial statements, and (ii) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action which the relevant Borrower Party is taking or proposes to take with respect thereto. Any certificate required by this Section 13.05 shall run directly to and be for the benefit of Lender and Fannie Mae.

SECTION 13.06 MAINTAIN LICENSES. The Borrower Party shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

SECTION 13.07 ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, the Borrower Party shall permit the Lender:

               (a) to inspect, make copies and abstracts of, and have reviewed or audited, such of the Borrower Party's books and records as may relate to the Obligations or any Mortgaged Property;

               (b) to discuss the Borrower Party's affairs, finances and accounts with any of the Borrower Party's officers, partners and employees;

               (c) to discuss the Mortgage Properties' conditions, operations or maintenance with the managers of such Mortgaged Properties and the officers and employees of the Borrower Party;

               (d) to discuss the Borrower Party's affairs, finances and accounts with its independent public accountants; and

               (e) to receive any other information that the Lender deems reasonably necessary or relevant in connection with any Advance, any Loan Document or the Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default and in the absence of an emergency, all inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to the Borrower Parties.

SECTION 13.08 INFORM THE LENDER OF MATERIAL EVENTS. The Borrower Party shall promptly inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which the Borrower Party has actual knowledge:

               (a) DEFAULTS. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;

               (b) REGULATORY PROCEEDINGS. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect;

               (c) LEGAL PROCEEDINGS. The commencement or threat of, or amendment to, any proceedings by or against the Borrower Party in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect;

               (d) BANKRUPTCY PROCEEDINGS. The commencement of any proceedings by or against the Borrower Party under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

               (e) REGULATORY SUPERVISION OR PENALTY. The receipt of notice from any Governmental Authority having jurisdiction over the Borrower Party that (A) the Borrower Party is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of the Borrower Party's business or the Mortgaged Properties is to be suspended or revoked or (C) the Borrower Party is to cease and desist any practice, procedure or policy employed by the Borrower Party, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;

               (f) ENVIRONMENTAL CLAIM. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property or any of the other assets of a Borrower Party;

               (g) MATERIAL ADVERSE EFFECTS. The occurrence of any act, omission, change or event which has a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of the Borrower Parties delivered to the Lender pursuant to Section 13.04;

               (h) ACCOUNTING CHANGES. Any material change in any Borrower Party's accounting policies or financial reporting practices;

               (i) LEGAL AND REGULATORY STATUS. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to change or alter in any way the legal or regulatory status of any Borrower Party; and

               (j) DEFAULT ON INDEBTEDNESS. The occurrence of any event that results in or could result in (i) any imminent default, default or waiver of default in respect of any

Indebtedness having an unpaid principal balance of $1,000,000 or more, (ii) the failure of any Borrower Party to pay when due or within any applicable grace period any Indebtedness of any Borrower Party, or (iii) any Indebtedness of any Borrower Party becoming due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness.

SECTION 13.09 INTENTIONALLY OMITTED.

SECTION 13.10 INSPECTION. The Borrower Party shall permit any Person designated by the Lender: (i) to make entries upon and inspections of the Mortgaged Properties; and (ii) to otherwise verify, examine and inspect the amount, quantity, quality, value and/or condition of, or any other matter relating to, any Mortgaged Property; PROVIDED, HOWEVER, that prior to an Event of Default or Potential Event of Default and in the absence of an emergency, all such entries, examinations and inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to the Borrower Party.

SECTION 13.11 COMPLIANCE WITH APPLICABLE LAWS. The Borrower Party shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. The Borrower Party shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.

SECTION 13.12 WARRANTY OF TITLE. The relevant Borrower Party shall warrant and defend (a) the title to each Mortgaged Property and every part of each Mortgaged Property, subject only to Permitted Liens, and (b) the validity and priority of the lien of the applicable Loan Documents, subject only to Permitted Liens, in each case against the claims of all Persons whatsoever. The Borrower Parties shall reimburse the Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Lender if an interest in any Mortgaged Property, other than with respect to a Permitted Lien, is claimed by others.

SECTION 13.13 DEFENSE OF ACTIONS. The Borrower Party shall appear in and defend any action or proceeding purporting to affect the security for this Agreement or the rights or power of the Lender hereunder, and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which the Lender may appear. If the Borrower Party fails to perform any of the covenants or agreements contained in this Agreement, or if any action or proceeding is commenced that is not diligently defended by the Borrower Party which affects in any material respect the Lender's interest in any Mortgaged Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Applicable Law, whether now existing or hereafter enacted or amended, then the Lender may, but without obligation to do so and without notice to or demand upon the Borrower Party and without releasing the Borrower Party from any Obligation, make such appearances, disburse such sums and take such action as the Lender deems necessary or appropriate to protect the Lender's interest, including disbursement of attorney's fees, entry upon such Mortgaged Property to make repairs or take other action to protect the security of said Mortgaged Property, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Lender appears to be prior or superior to the Loan

Documents. In the event (i) that any Security Instrument is foreclosed in whole or in part or that any Loan Document is put into the hands of an attorney for collection, suit, action or foreclosure, or (ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Security Instrument or any Loan Document in which proceeding the Lender is made a party or (iii) of the bankruptcy of the Borrower Party or an assignment by the Borrower Party for the benefit of their respective creditors, the Borrower Party shall be chargeable with and agrees to pay all reasonable costs of collection and defense, including actual attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

SECTION 13.14 ALTERATIONS TO THE MORTGAGED PROPERTIES. Except as otherwise provided in the Loan Documents, the Borrower Party shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, "ALTERATIONS") to the Mortgaged Property which it owns without the prior consent of the Lender; PROVIDED, HOWEVER, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of the Lender if (i) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date such property became Collateral, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than 12 months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, the Borrower Party must obtain the Lender's prior written consent to construct Alterations with respect to the Mortgaged Property costing in excess of, with respect to any Mortgaged Property, the number of units in such Mortgaged Property multiplied by $2,000, but in any event, costs in excess of $350,000 and the Borrower Party must give prior written notice to the Lender of its intent to construct Alterations with respect to such Mortgaged Property costing in excess of $150,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by the Borrower Party as part of the Borrower Party's routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents.

SECTION 13.15 ERISA. The Borrower Party shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

SECTION 13.16 LOAN DOCUMENT TAXES. If any tax, assessment or Imposition (other than a franchise tax or excise tax imposed on or measured by, the net income or capital (including branch profits tax) of the Lender (or any transferee or assignee thereof, including a participation holder)) ("LOAN DOCUMENT TAXES") is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of the Lender in the Mortgaged Properties, or the Lender by reason of or as holder of the Loan Documents, the Borrower Party shall pay all such Loan Document Taxes to, for, or on account of the Lender (or provide funds to the Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to the Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to the Lender may prohibit the Borrower Party from paying the Loan Document Taxes to or for the Lender, the Borrower Party shall enter into such further instruments as may be permitted by law to obligate the Borrower Party to pay such Loan Document Taxes.

SECTION 13.17 FURTHER ASSURANCES. The Borrower Party, at the request of the Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

SECTION 13.18 MONITORING COMPLIANCE. Upon the request of the Lender, from time to time, the Borrower Party shall promptly provide to the Lender such documents, certificates and other information as may reasonably be deemed necessary to enable the Lender to perform its functions under the Servicing Agreement.

SECTION 13.19 LEASES. Each unit in each Mortgaged Property will be leased pursuant to the form lease delivered to, and acceptable to, the Lender, with no material modifications to such approved form lease, except as disclosed in writing to the Lender.

SECTION 13.20 INTENTIONALLY OMITTED.

SECTION 13.21 TRANSFER OF OWNERSHIP INTERESTS OF THE BORROWER PARTIES.

               (a) PROHIBITION ON TRANSFERS. Subject to paragraph (b) of this
Section 13.21, the Borrower Parties shall not cause or permit a Transfer or a Change of Control.

               (b) PERMITTED TRANSFERS. Notwithstanding the provisions (a) of this Section 13.21, the following Transfers by the Borrower Parties are permitted without the consent of the Lender:

                      (i) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is an owner of a Mortgaged Property or the owner of a direct or indirect ownership interest in the Borrower Parties.

                      (ii) The grant of a leasehold interest in individual dwelling units or commercial spaces in accordance with the Security Instrument.

                      (iii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

                      (iv) The creation of a mechanic's or materialmen's lien or judgment lien against a Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

                      (v) The grant of an easement, if prior to the granting of the easement the Borrower Parties cause to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender's determination that the easement will not materially affect the operation of the Mortgaged Property or Lender's interest in the Mortgaged Property and Borrower Parties pay to Lender, on demand, all reasonable costs and expenses incurred by Lender in connection with reviewing Borrower Parties' request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.

                      (vi) The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interest or other forms of securities in the REIT or the OP, and the issuance of all varieties of convertible debt, equity and other similar securities of the REIT or the OP, and the subsequent Transfer of such securities; provided, however, that no Change in Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity or such convertible debt or other securities.

                      (vii) The Transfer of limited partnership interests by the limited partners of Borrower Parties, including, without limitation, the conversion or exchange of limited partnership interests in Borrower Parties to shares of common stock or other beneficial or ownership interests or other forms of securities in the REIT; provided, however, that no Change in Control occurs as the result of such Transfer.

                      (viii) The issuance by Borrower Parties of additional limited partnership units or convertible debt, equity and other similar securities, and the subsequent Transfer of such units or other securities; provided, however, that no Change in Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

                      (ix) A merger with or acquisition of another entity by Borrower Parties, provided that (A) Borrower Parties are the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.

                      (x) A Transfer in connection with any substitution or release pursuant to the terms and conditions of Article VII of this Agreement.

               (c) CONSENT TO PROHIBITED TRANSFERS. Lender may, in its sole and absolute discretion, consent to a Transfer that would otherwise violate this
Section 13.21 if, prior to the Transfer, Borrower Parties have satisfied each of the following requirements:

                      (i) the submission to Lender of all information required by Lender to make the determination required by this Section 13.21(c);

                      (ii) the absence of any Event of Default;

                      (iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of Borrower Parties in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

                      (iv) in the case of a Transfer of direct or indirect ownership interests in Borrower Parties, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee of one or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

                      (v) Lender's receipt of all of the following:

                             (A) a transfer fee equal to 1 percent of the
               Commitment immediately prior to the transfer.

                             (B) In addition, Borrower Parties shall be required
               to reimburse Lender for all of Lender's reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request.

SECTION 13.22 CHANGE IN SENIOR MANAGEMENT.

               (a) The Borrower Parties shall give the Lender notice of any change in the identity of Senior Management.

               (b) Within 30 Business Days after receipt of the Borrower Parties' notice, the Lender shall have the right to terminate this Agreement and the Credit Facility by giving a notice of such termination to the Borrower Parties. In such event, this Agreement and the Credit Facility shall terminate with the same effect as if the Lender had approved a Credit Facility Termination Request (including the Borrower Parties' obligation, pursuant to Section 10.03(a), to pay in full all of the Notes Outstanding on the Closing Date, including any other charges under the Notes), except that, for these purposes, the Closing Date shall be the 180th day after the date on which the Borrower Parties first receive the Lender's termination notice.

               (c) If the Lender exercises its termination right pursuant to subsection (b), the Borrower Parties shall have a period of 120 days, commencing with the date on which the Borrower Parties receives the Lender's termination notice, to request that the Lender rescind its termination notice. The Borrower Parties may include in their request any undertakings which they are willing to make in order to obtain such a rescission. The Lender shall give the Borrower Parties notice of its acceptance or rejection of the Borrower Parties' request within 30 Business Days after the Borrower Parties make the request. If the Lender accepts the request, the Lender shall give the Borrower Parties a notice that the termination notice shall be deemed rescinded and of no further force or effect, and this Agreement and the Credit Facility shall continue in accordance with, and subject to the terms, conditions and limitations contained in, this Agreement.

SECTION 13.23 DATE-DOWN ENDORSEMENTS. At any time and from time to time, a Lender may obtain an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement. The Borrower Parties shall pay for the cost and expenses incurred by the Lender to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one such endorsement in any consecutive 12 month period.

SECTION 13.24 GEOGRAPHICAL DIVERSIFICATION. The Borrower shall maintain Mortgaged Properties in the Collateral Pool so that the Collateral Pool consists of at least seven (7) Mortgaged Properties located in at least five (5) states, and provided, however, that, upon the occurrence of any increase in the Commitment pursuant to Article VIII, the Borrower shall at all times thereafter cause the Collateral Pool to satisfy such other Geographical Diversification Requirements as the Lender may determine and notify Borrower of at the time of the increase.

SECTION 13.25 OWNERSHIP OF MORTGAGED PROPERTIES. A Borrower Party shall be the sole owner of each of the Mortgaged Properties free and clear of any Liens other than Permitted Liens.


                                   ARTICLE XIV
                   NEGATIVE COVENANTS OF THE BORROWER PARTIES

Each Borrower Party, with respect to itself, agrees and covenants with the Lender that, at all times during the Term of this Agreement:

SECTION 14.01  OTHER ACTIVITIES.  No Borrower Party shall:

               (a) engage in any business or activity other than in connection with (i) the Ownership, development, construction, management and operation of Multifamily Residential Properties or other types of real property in which it has expertise and (ii) activities related to the activities permitted in (i) above;

               (b) amend its Organizational Documents in any material respect without the prior written consent of the Lender;

               (c) dissolve or liquidate in whole or in part;

               (d) except as otherwise provided in this Agreement, without the prior written consent of Lender, merge or consolidate with any Person; or

               (e) use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Multifamily Residential Property.

SECTION 14.02 VALUE OF SECURITY. The Borrower Party shall not take any action which could reasonably be expected to have any Material Adverse Effect.

SECTION 14.03 ZONING. The Borrower Party shall not initiate or consent to any zoning reclassification of any Mortgaged Property or seek any variance under any zoning ordinance or use or permit the use of any Mortgaged Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

SECTION 14.04 LIENS. The Borrower Party shall not create, incur, assume or suffer to exist any Lien on any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens.

SECTION 14.05 SALE. Except in connection with a release of Collateral in accordance with Article VII, the Borrower Party shall not Transfer any Mortgaged Property or any part of any Mortgaged Property without the prior written consent of the Lender (which consent may be granted or withheld in the Lender's discretion), or any interest in any Mortgaged Property, other than to enter into Leases for units in a Mortgaged Property to any tenant in the ordinary course of business. For so long as the Mortgaged Property commonly known as Paddock Park Ocala II and located in Ocala, Florida is part of the Collateral Pool, the Borrower Party shall not sell or otherwise transfer any Ownership Interest in the entity owing all or any part of the property commonly known as Paddock Park Ocala I and located in Ocala, Florida (except for any Transfer permitted under this Agreement) and any uncured default on any indebtedness secured by such Multifamily Residential Property shall be a default under this Agreement. For so long as the Mortgaged Property commonly known as Paddock Club Tallahassee I and located in Tallahassee, Florida, is part of the Collateral Pool, the Borrower Party shall not sell or otherwise transfer any Ownership Interest in the entity owing all or any part of the property commonly known as Paddock Club Tallahassee II and located in Tallahassee, Florida (except for any Transfer permitted under this Agreement) and any uncured default on any indebtedness secured by such Multifamily Residential Property shall be a default under this Agreement.

SECTION 14.06 INDEBTEDNESS. The Borrower Party shall not incur or be obligated at any time with respect to any Indebtedness (other than Advances) in connection with any of the Mortgaged Properties.

SECTION 14.07 PRINCIPAL PLACE OF BUSINESS. The Borrower Party shall not change its principal place of business or the location of its books and records, each as set forth in Section 12.01(a), without first giving 30 days' prior written notice to the Lender.

SECTION 14.08 FREQUENCY OF REQUESTS. The Borrower shall have the right, subject to the terms, conditions and limitations of this Agreement, to make a Future Advance Request for a Variable Facility Advance on any day until the expiration of the Variable Facility Availability

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Period and to make a Future Advance Request for a Fixed Facility Advance on any
day until the expiration of the Fixed Facility Availability Period.

SECTION 14.09 CHANGE IN PROPERTY MANAGEMENT. The Borrower Parties shall not change the management agent for any Mortgaged Property except to a management agent which the Lender determines is qualified in accordance with the criteria set forth in Section 701 of the DUS Guide.

SECTION 14.10 CONDOMINIUMS. The Borrower Parties shall not submit any Mortgaged Property to a condominium regime during the Term of this Agreement.

SECTION 14.11 RESTRICTIONS ON PARTNERSHIP DISTRIBUTIONS. The Borrower Party shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, a Potential Event of Default or an Event of Default has occurred and remains uncured.

SECTION 14.12 LINES OF BUSINESS. The Borrower Party shall not be substantially involved in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

SECTION 14.13 LIMITATION ON UNIMPROVED REAL PROPERTY AND NEW CONSTRUCTION. The Borrower Party shall not permit:

               (a) the value of its real property which is not improved (except real property on which phases of a Mortgaged Property are contemplated to be constructed) by one or more buildings leased, or held out for lease, to third parties ("Unimproved Real Property") to exceed 10% of the value of all of its "Real Estate Assets" (as that term is defined in Section 856(c)(6)(B) of the Internal Revenue Code and the regulations thereunder); and

               (b) the sum of (i) the value of its Unimproved Real Property and
(ii) the value of its Real Estate Assets which are under construction or subject to substantial rehabilitation to exceed 20% of the value of all of its Real Estate Assets.

All of the foregoing values shall be reasonably determined by the Lender.

SECTION 14.14 DIVIDEND PAYOUT. The Borrower Party shall not make a dividend payment (including both common stock dividends and preferred stock dividends) which is greater than ninety percent (90%) of Funds from Operations or that would otherwise violate the United States federal tax laws governing the qualifications of real estate investment trusts. As used herein, "Funds from Operations" shall mean consolidated net income of the REIT (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and goodwill amortization, before extraordinary or unusual items, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on the same basis. Upon written pre-approval of the Lender, exceptions may be made where the Board of Directors of the REIT determines, in good faith, that a special

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dividend must be paid to avoid taxes due to excess gains from the sale of
Multifamily Residential Properties.


                                   ARTICLE XV
                   FINANCIAL COVENANTS OF THE BORROWER PARTIES

Each Borrower Party agrees and covenants with the Lender that, at all times during the Term of this Agreement:

SECTION 15.01 FINANCIAL DEFINITIONS. For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

        "CONSOLIDATED EBITDA" means, for any period, and without double counting any item, the EBITDA for the Borrower Parties and their respective Subsidiaries for such period on a consolidated basis.

        "CONSOLIDATED EBITDA TO FIXED CHARGES RATIO" means, for any period of determination, the ratio (expressed as a percentage) of--

               (a) the excess of--

                      (i) the Consolidated EBITDA for the period, less

                      (ii) the Imputed Capital Expenditures for the period;

                   TO

                      (b) the Consolidated Fixed Charges for the period.

        "CONSOLIDATED EBITDA TO INTEREST RATIO" means, for any period of determination, the ratio (expressed as a percentage) of--

               (a) the excess of--

                      (i) the Consolidated EBITDA for the period, less

                      (ii) the Imputed Capital Expenditures for the period;

                   TO

               (b) the Consolidated Interest Expense for the period.

        "CONSOLIDATED FIXED CHARGES" means, for any period of determination, the sum of--

               (a) the Consolidated Interest Expense for the period;

               (b) the Consolidated Scheduled Amortization for the period; and

               (c) Preferred Distributions for the period.

               "CONSOLIDATED INTEREST EXPENSE" means, for any period of determination, and without double counting any item, the sum of the Interest Expense for the Borrower Parties and their respective Subsidiaries for such period on a consolidated basis.

               "CONSOLIDATED SCHEDULED AMORTIZATION" means, for any period of determination, and without double counting any item, the sum of the Scheduled Amortization (but excluding balloon payments) for the Borrower Parties and their respective Subsidiaries for such period on a consolidated basis.

               "CONSOLIDATED TOTAL ASSETS" means, for any Person, all assets of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that all assets composed of real property shall be valued on an undepreciated cost basis and the portion of any joint venture assets owned by such Person shall be included in Consolidated Total Assets. The assets of a Person and its Subsidiaries shall be adjusted to reflect such Person's allocable share of such assets, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by such Person and from assets owned by its Subsidiaries, and (b) such Person's respective ownership interest in its Subsidiaries.

               "CONSOLIDATED TOTAL INDEBTEDNESS" means, as of any date, and without double counting any item, the Total Indebtedness for each Borrower Party and their respective Subsidiaries as of such date (including the Total Indebtedness of the Borrower Parties as of such date and the portion of any indebtedness of any joint venture in which any Borrower Party or any Subsidiary thereof is a venturer attributable to such Borrower Party or its Subsidiary).

               "EBITDA" means, for any period, the sum determined in accordance with GAAP, of the following, for any Person on a consolidated basis--

               (a) the net income (or net loss) of such Person during such Period, but excluding gains and losses on the sale of fixed assets;

               (b) all amounts treated as expenses for depreciation, Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss); and

               (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss);

               PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

               "IMPUTED CAPITAL EXPENDITURES" means, for any four (4) consecutive quarters, an amount equal to the average number of apartment units owned by the Borrower Parties or their Subsidiaries during such period multiplied by Three Hundred Dollars ($300.00) per apartment unit, and for any period of less than four (4) consecutive quarters, an appropriate proration of such figure.

               "INTEREST EXPENSE" means, for any period, the sum of--

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               (a) gross interest expense for the period (including all
commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Borrower Parties and their respective Subsidiaries; and

               (b) the portion of the up-front costs and expenses for Rate Contracts entered into by the Borrower Parties and their respective Subsidiaries (to the extent not included in gross interest expense) fairly allocated to such Rate Contracts as expenses for such period, as determined in accordance with GAAP;

               (c) provided, that, all interest expense accrued by the Borrower Parties and their respective Subsidiaries during such period, even if not payable on or before the Credit Facility Termination Date, shall be included within "Interest Expense." Notwithstanding the foregoing, interest accrued under any Intra-Company Debt shall not be included within "Interest Expense" for any purposes hereof.

               "INTRA-COMPANY DEBT" means Indebtedness (whether book-entry or evidenced by a term, demand or other note or other instrument) owed by the Borrower Parties or any of their respective Subsidiaries to any Subsidiary, and incurred or assumed for the purpose of capitalizing a Subsidiary of the Borrower Parties.

               "MANAGEMENT ENTITY" means the REIT.

               "NET WORTH" means, as of any specified date, for any Person, the excess of the Person's assets over the Person's liabilities, determined in accordance with GAAP, on a consolidated basis, provided that all real property shall be valued on an undepreciated basis.

               "PLEDGED CASH" shall mean the amount held on deposit in the Pledgee Account.

               "PREFERRED DISTRIBUTIONS" means, for any period, the amount of any and all distributions due and payable to the holders of any form of preferred stock (whether perpetual, convertible or otherwise) or other ownership or beneficial interest in the REIT or any of its Subsidiaries that entitles the holders thereof to preferential payment or distribution priority with respect to dividends, assets or other payments over the holders of any other stock or other ownership or beneficial interest in such Person.

               "RATE CONTRACTS" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

               "RESTRICTED CASH" means the sum of Pledged Cash plus any cash pledged by the Borrower Parties or any of their Subsidiaries to other lenders, as indicated in the line item for "restricted cash" in the Borrower Parties' balance sheet from time to time.

               "SCHEDULED AMORTIZATION" means, with respect to any Person, the sum, as of any date of determination, of the current portion (i.e., such portion as is scheduled to be paid by the obligor thereof within 12 months from the date of determination) of all regularly scheduled amortization payments due on such Person's long-term fully amortizing mortgage Indebtedness (exclusive of balloon payments).


               "STOCK" means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, perpetual preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and regulations promulgated thereunder).

               "TOTAL INDEBTEDNESS" means, as of any date of determination, and in respect of any Person, all outstanding Indebtedness, and shall include, without limitation: (i) such Person's share of the Indebtedness of any partnership or joint venture in which such Person directly or indirectly holds any interest; and (ii) any recourse or contingent obligations, directly or indirectly, of such Person with respect to any Indebtedness of such partnership or joint venture in excess of its proportionate share. Notwithstanding the foregoing, (x) Intra-Company Debt, and (y) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of business in accordance with customary terms and paid within the specified time, shall be excluded from the calculation of "Total Indebtedness" but shall not otherwise be excluded as Indebtedness for any other purpose hereof.

               "UNCONSOLIDATED PARTNERSHIP" means any partnership or joint venture (a) in which any Borrower Party or any Subsidiary of any Borrower Party holds an interest which is not consolidated in the financial statements of the REIT or (b) which is not a Subsidiary.

               "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of the Borrower Parties one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by the Borrower Parties; provided, however, that where such term is qualified with respect to a specific Person (e.g., "Wholly-Owned Subsidiary of the REIT") such terms means a Subsidiary one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by the specified Person.

SECTION 15.02 COMPLIANCE WITH DEBT SERVICE COVERAGE RATIOS. The Borrower Parties shall at all times maintain the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period so that it is not less than 1.40:1.0.

SECTION 15.03 COMPLIANCE WITH LOAN TO VALUE RATIOS. The Borrower Parties shall at all times maintain the Aggregate Loan to Value Ratio so that it is not greater than 65%.

SECTION 15.04 COMPLIANCE WITH CONCENTRATION TEST.

               (a) The Borrower Parties shall at all times maintain the Collateral so that the aggregate Valuations of any group of Mortgaged Properties located within a one mile radius shall not exceed 25% of the aggregate Valuations of all Mortgaged Properties.

               (b) The Borrower Parties shall at all times maintain the Collateral so that the Valuation of any one Mortgaged Property shall not exceed 20% of the aggregate Valuations of all Mortgaged Properties.

SECTION 15.05 COMPLIANCE WITH REIT'S NET WORTH TEST. The REIT shall at all times maintain its Net Worth so that it is not less than $550,000,000.

SECTION 15.06 COMPLIANCE WITH REIT'S TOTAL INDEBTEDNESS TO CONSOLIDATED TOTAL ASSETS RATIO. The REIT shall not permit the ratio of Consolidated Total Indebtedness to Consolidated Total Assets to exceed 60% at any time.

SECTION 15.07 COMPLIANCE WITH REIT'S CONSOLIDATED EBITDA TO INTEREST RATIO. The REIT shall not permit the Consolidated EBITDA to Interest Ratio computed for any fiscal quarter to be less than 200% for any period of four consecutive fiscal quarters (treated as a single accounting period).

SECTION 15.08 COMPLIANCE WITH REIT'S CONSOLIDATED EBITDA TO FIXED CHARGE RATIO. The REIT shall not permit the Consolidated EBITDA to Fixed Charges Ratio computed for any fiscal quarter or year to be less than 150% for any period of four consecutive fiscal quarters (treated as a single accounting period).

                                   ARTICLE XVI
                                      FEES

SECTION 16.01 STANDBY FEE. The Borrower shall pay the Standby Fee to the Lender for the period from the date of this Agreement to the end of the Term of this Agreement. The Standby Fee shall be payable monthly, in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement.

SECTION 16.02 ORIGINATION FEES.

               (a) INITIAL ORIGINATION FEE. The Borrower shall pay to the Lender an origination fee ("INITIAL ORIGINATION FEE") equal to $736,001.50 (which is equal to the product obtained by multiplying (i) the Commitment as of the date of this Agreement ($113,231,000), by (ii) .65%). The Borrower shall pay the Initial Origination Fee on the date of this Agreement.

               (b) EXPANSION ORIGINATION FEE. Upon the closing of a Credit Facility Expansion Request under Article VIII, the Borrower shall pay to the Lender an origination fee ("EXPANSION ORIGINATION FEE") equal to the product obtained by multiplying (i) the increase in the Commitment made on the Closing Date for the Credit Facility Expansion Request, by (ii) .65%. The Borrower shall pay the Expansion Origination Fee on or before the Closing Date for the Credit Facility Expansion Request.

SECTION 16.03  DUE DILIGENCE FEES.

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
               (a) INITIAL DUE DILIGENCE FEES. The Borrower shall pay to the Lender due diligence fees ("INITIAL DUE DILIGENCE FEES") with respect to the Initial Mortgaged Properties in an amount not to exceed the product obtained by multiplying:

                      (A) $16,000, by

                      (B) the number of Initial Mortgaged Properties;

The Borrower has previously paid to the Lender a portion of the Initial Due Diligence Fees and shall pay the remainder of the Initial Due Diligence Fees to the Lender on the Initial Closing Date. Any portion of the Initial Due Diligence Fee paid to Lender not actually used by Lender to cover reasonable due diligence expenses shall be promptly refunded to the Borrower.

               (b) ADDITIONAL DUE DILIGENCE FEES FOR ADDITIONAL COLLATERAL. The Borrower shall pay to the Lender additional reasonable due diligence fees (the "ADDITIONAL COLLATERAL DUE DILIGENCE FEES") with respect to each Additional Mortgaged Property in an amount not to exceed the sum of $16,000. The Borrower shall pay Additional Collateral Due Diligence Fees for the Additional Mortgaged Property to the Lender on the date on which it submits the Collateral Addition Request for the addition of the Additional Mortgaged Property to the Collateral Pool.

SECTION 16.04 LEGAL FEES AND EXPENSES.

               (a) INITIAL LEGAL FEES. The Borrower shall pay, or reimburse the Lender for, all out-of-pocket legal fees and expenses incurred by the Lender and by Fannie Mae in connection with the preparation, review and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement. Lender's legal fees shall not exceed $8,000 per Multifamily Residential Property comprising the Initial Collateral Pool. On the date of this Agreement, the Borrower shall pay all such legal fees and expenses not previously paid or for which funds have not been previously provided.

               (b) FEES AND EXPENSES ASSOCIATED WITH REQUESTS. The Borrower shall pay, or reimburse the Lender for, all reasonable costs and expenses incurred by the Lender, including the out-of-pocket legal fees and expenses incurred by the Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrower's rights or the Lender's obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of the Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. The Borrower shall pay such costs and expenses to the Lender on the Closing Date for the Request, or, as the case may be, after demand by the Lender when the Lender determines that such Request will not close.

SECTION 16.05 MBS-RELATED COSTS. The Borrower shall pay to the Lender, within 30 days after demand, all reasonable fees and expenses incurred by the Lender or Fannie Mae in connection with the issuance of any MBS backed by an Advance, including the fees charged by Depository Trust Company and State Street Bank or any successor fiscal agent or custodian.

SECTION 16.06 FAILURE TO CLOSE ANY REQUEST. If the Borrower makes a Request and fails to close on the Request for any reason other than the default by the Lender, then the Borrower shall pay to the Lender and Fannie Mae all damages incurred by the Lender and Fannie Mae in connection with the failure to close.

SECTION 16.07 OTHER FEES. The Borrower shall pay the following additional fees and payments, if and when required pursuant to the terms of this Agreement:

               (a) The Collateral Addition Fee, pursuant to Section 6.03(b), in connection with the addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI;

               (b) The Release Price, pursuant to Section 7.02(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to
Article VII;

               (c) The Release Fee, pursuant to Section 7.03(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to
Article VII;

               (d) The Variable Facility Termination Fee, pursuant to Section 9.03(b) in connection with a complete or partial termination of the Variable Facility pursuant to Article IX; and

               (e) The Variable Facility Termination Fee, pursuant to Section 10.03(b), in connection with the termination of the Credit Facility pursuant to
Article X.


                                  ARTICLE XVII
                                EVENTS OF DEFAULT

SECTION 17.01 EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of a Borrower Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:

               (a) the occurrence of a default under any Loan Document beyond the cure period, if any, set forth therein; or

               (b) the failure by the Borrower Parties to pay when due any amount payable by the Borrower Parties under any Note, any Mortgage, this Agreement or any other Loan Document, including any fees, costs or expenses; or

               (c) the failure by any Borrower Party to perform or observe any covenant set forth in Sections 13.01 through 13.25 or Sections 14.01 through 14.14, provided that such period shall be extended for up to 30 additional days if the Borrower Party, in the discretion of

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the Lender, is diligently pursuing a cure of such default within 30 days after receipt of notice from the Lender; or

               (d) any warranty, representation or other written statement made by or on behalf of a Borrower Party contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or

               (e) any other Indebtedness in an aggregate amount of $1,000,000 of any Borrower Party or assumed by any Borrower Party (i) is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness or (ii) becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or

               (f) (i) A Borrower Party shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that any Borrower Party has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against a Borrower Party in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower Party, or of all or a substantial part of the property, domestic or foreign, of the Borrower Party and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against the Borrower Party (including an order for relief under such Federal bankruptcy laws) shall be entered; or

               (g) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on any Borrower Party, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by any Borrower Party seeking to establish the invalidity or unenforceability hereof or thereof, or any Borrower Party shall deny that it has any further liability or obligation hereunder or thereunder; or

                  (h) (i) the execution by the Borrower Parties of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein, or (ii) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in the Borrower Parties free from encumbrances, or (iii) if the Borrower Parties do not furnish to the Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which the Borrower Parties claim title to such materials, fixtures, or articles; or

               (i) the failure by any Borrower Party to comply with any requirement of any Governmental Authority within 30 days after written notice of such requirement shall have been given to the Borrower Party by such Governmental Authority; provided that, if action is commenced and diligently pursued by the Borrower Party within such 30 days, then the Borrower Party shall have an additional 30 days to comply with such requirement; or

               (j) a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Borrower Party; or

               (k) any judgment against any Borrower Party, any attachment or other levy against any portion of any Borrower Party's assets with respect to a claim or claims in an amount in excess of $500,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of 60 days; or

               (l) the failure by the Borrower Parties to cause the Gross Revenues with respect to any Mortgaged Property to be deposited into the applicable Pledgee Account in accordance with the requirements of the Cash Management Agreement; or

               (m) the failure of the Borrower Parties to perform or observe any of the Financial Covenants, which failure shall continue for a period of 30 days after the date on which the Borrower Party receives a notice from the Lender specifying the failure; or

               (n) the failure of the Borrower Parties to comply with the requirement to convert a portion of the Variable Commitment to a Fixed Facility Commitment and to borrow Fixed Facility Advances as required by Section 3.01; or

               (o) the failure by any Borrower Party to perform or observe any term, covenant, condition or agreement hereunder, other than as set forth in subsections (a) through (m) above, or in any other Loan Document, within 30 days after receipt of notice from the Lender identifying such failure.


                                  ARTICLE XVIII
                                    REMEDIES

SECTION 18.01 REMEDIES; WAIVERS. Upon the occurrence of an Event of Default, the Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by the Borrower Parties):

               (a) by written notice to the Borrower Parties, to be effective upon dispatch, terminate the Commitment and declare the principal of, and interest on, the Advances and all other sums owing by the Borrower Parties to the Lender under any of the Loan Documents forthwith due and payable, whereupon the Commitment will terminate and the principal of, and interest on, the Advances and all other sums owing by the Borrower Parties to the Lender under any of the Loan Documents will become forthwith due and payable.

               (b) The Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents.

               (c) The Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

SECTION 18.02 WAIVERS; RESCISSION OF DECLARATION. The Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by the Lender and delivered to the Borrower Parties. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

SECTION 18.03 THE LENDER'S RIGHT TO PROTECT COLLATERAL AND PERFORM COVENANTS AND OTHER OBLIGATIONS. If any Borrower Party fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then the Lender at the Lender's option may make such appearances, disburse such sums and take such action as the Lender deems necessary, in its sole discretion, to protect the Lender's interest, including (i) disbursement of reasonable attorneys' fees, (ii) entry upon the Mortgaged Property to make repairs and Replacements, (iii) procurement of satisfactory insurance as provided in paragraph 5 of the Security Instrument encumbering the Mortgaged Property, and
(iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of the Borrower Parties and the curing of any default of the Borrower Parties in the terms and conditions of the ground lease. Any amounts disbursed by the Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of the Borrower Parties secured by the Loan Documents. Unless the Borrower and the Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from the Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law. Nothing contained in this Section shall require the Lender to incur any expense or take any action hereunder.

SECTION 18.04 NO REMEDY EXCLUSIVE. Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

SECTION 18.05 NO WAIVER. No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

SECTION 18.06 NO NOTICE. In order to entitle the Lender to exercise any remedy reserved to the Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.

SECTION 18.07 APPLICATION OF PAYMENTS. Except as otherwise expressly provided in the Loan Documents, and unless applicable law provides otherwise, (i) all payments received by the Lender from any of the Borrower Parties under the Loan Documents shall be applied by the Lender against any amounts then due and payable under the Loan Documents by any of the Borrower Parties, in any order of priority that the Lender may determine and (ii) the Borrower Parties shall have no right to determine the order of priority or the allocation of any payment it makes to the Lender.

                                   ARTICLE XIX
                              RIGHTS OF FANNIE MAE

SECTION 19.01 SPECIAL POOL PURCHASE CONTRACT. The Borrower Parties acknowledge that Fannie Mae is entering into an agreement with the Lender ("SPECIAL POOL PURCHASE CONTRACT"), pursuant to which, INTER alia, (i) the Lender shall agree to assign all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae shall accept the assignment of the rights, (iii) subject to the terms, limitations and conditions set forth in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase a 100% participation interest in each Advance issued under this Agreement by issuing to the Lender a Fannie Mae MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Fixed Facility Note or the Variable Facility Note, as the case may be, and the Collateral Pool securing the Notes, (iv) the Lender shall agree to assign to Fannie Mae all of the Lender's interest in the Notes and Collateral Pool securing the Notes, and (v) the Lender shall agree to service the loans evidenced by the Notes.

SECTION 19.02 ASSIGNMENT OF RIGHTS. The Borrower Parties acknowledge and consent to the assignment to Fannie Mae of all of the rights of the Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of the Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of the Lender under this Agreement or the other Loan Documents.

SECTION 19.03 RELEASE OF COLLATERAL. The Borrower Parties hereby acknowledge that, after the assignment of Loan Documents contemplated in Section 19.02, the Lender shall not have the right or power to effect a release of any Collateral pursuant to Articles VII or X. The Borrower Parties acknowledge that the Security Instruments provide for the release of the Collateral under Articles VII and X. Accordingly, the Borrower Parties shall not look to the Lender for performance of any obligations set forth in Articles VII and X, but shall look solely to the party secured by the Collateral to be released for such performance. The Lender represents and warrants to the Borrower Parties that the party secured by the Collateral shall be subject to the release provisions contained in Articles VII and X by virtue of the release provisions in each Security Instrument.

SECTION 19.04 REPLACEMENT OF LENDER. At the request of Fannie Mae, the Borrower Parties and the Lender shall agree to the assumption by another lender designated by Fannie Mae (which lender shall meet Fannie Mae's then current standards for lenders for credit facilities of the type and size of the credit facility evidenced by this Agreement), of all of the obligations of the Lender under this Agreement and the other Loan Documents, and/or any related servicing obligations, and, at Fannie Mae's option, the concurrent release of the Lender from its obligations under this Agreement and the other Loan Documents, and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.

SECTION 19.05 FANNIE MAE AND LENDER FEES AND EXPENSES. The Borrower Parties agree that any provision providing for the payment of fees, costs or expenses incurred or charged by the Lender pursuant to this Agreement shall be deemed to provide for the Borrower's payment of all reasonable fees, costs and expenses incurred or charged by the Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.

SECTION 19.06 THIRD-PARTY BENEFICIARY. The Borrower Parties hereby acknowledge and agree that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by any Borrower Parties to, and all rights under this Agreement conferred upon, the Lender, and, by virtue of its status as third-party beneficiary and/or assignee of the Lender's rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against the Borrower Parties.

                                   ARTICLE XX
                          INSURANCE, REAL ESTATE TAXES
                            AND REPLACEMENT RESERVES

SECTION 20.01 INSURANCE AND REAL ESTATE TAXES. The Borrower Parties shall (unless waived by Lender) establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property.

SECTION 20.02 REPLACEMENT RESERVES. The Borrower Parties shall execute a Replacement Reserve Agreement for the Mortgaged Property which they own and shall (unless waived by the Lender) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.

                                   ARTICLE XXI
                              INTENTIONALLY OMITTED


                                  ARTICLE XXII
                          LIMITS ON PERSONAL LIABILITY

SECTION 22.01 PERSONAL LIABILITY TO THE BORROWER PARTIES.

               (a) FULL RECOURSE. Except as provided in Section 22.01(b), the Borrower Parties are and shall remain jointly and severally personally liable to the Lender for the payment and performance of all Obligations throughout the term of this Agreement.

               (b) TERMINATION OF PERSONAL LIABILITY. The provisions of Section 22.01(a) shall be null and void upon the written notice of Borrower to Lender of its election to render such provisions null and void if (i) the Aggregate Loan to Value Ratio is 60% or less, (ii) the Aggregate Debt Service Ratio for the Trailing 12 Month Period is 145% or more, (iii) there has been a complete termination of the Variable Facility, and (iv) the Mortgaged Properties are owned in fee simple by a Borrower Party that is a Single Purpose Entity. Upon the termination of the effectiveness of Section 22.01(a) the following additional provisions of this agreement shall be null and void and no longer applicable:

        (1) The second, third and fourth sentences of Section 8.01; and

        (2) Sections 15.02 and 15.03 to the extent that a Default would result from the failure of the Borrower to be in compliance with such Sections;

               (c) Exceptions to Limits on Personal Liability. Upon termination of personal liability of the Borrower Parties pursuant to paragraph (b) of this
Section 22.01, the Borrower Parties shall remain personally liable to the Lender on a joint and several basis for the repayment of a portion of the Advances and other amounts due under the Loan Documents equal to any loss or damage suffered by the Lender as a result of (1) failure of the Borrower Parties to pay to the Lender upon demand after an Event of Default all Rents to which the Lender is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by the Borrower Parties from tenants then in residence; (2) failure of the Borrower Parties to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument encumbering the Mortgaged Property; (3) failure of the Borrower Parties to comply with Section 13.04 relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by any Borrower Party or any officer, director, partner, member or employee of any Borrower Party in connection with the application for or creation of the Obligations or any request for any action or consent by the Lender; (5) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts ("Debt Service Amounts") payable under the Loan Documents (except that the Borrower Party will not be personally liable
(i) to the extent that the Borrower Party lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents of a Mortgaged Property that are distributed in any Calendar Quarter if the Borrower Party has paid all operating expenses and Debt Service Amounts for that Calendar Quarter); (6) the Borrower Parties' failure to deposit all Gross Revenues into a Property Account (as defined in the Cash Management Agreement) in accordance with the Cash Management Agreement; or (7) failure of the Borrower to pay any and all documentary stamp taxes, intangible taxes and other taxes, impositions, fees and charges due on or with respect to the Note, the Indebtedness, this Instrument and/or any of the other Loan Documents.

               (d) FULL RECOURSE AFTER TERMINATION OF PERSONAL LIABILITY. Upon termination of personal liability of the Borrower Parties pursuant to paragraph
(b) of this Section 22.01, the Borrower Parties shall become personally liable to the Lender for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (1) the Borrower Parties' acquisition of any property or operation of any business not permitted by
Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

               (e) PERMITTED TRANSFER NOT RELEASE. No Transfer by the REIT of its Ownership Interests in the Borrower Parties shall release the Borrower Parties from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the Borrower Parties in connection with the Transfer.

               (f) MISCELLANEOUS. To the extent that a Borrower Party has personal liability under this Section, the Lender may exercise its rights against the Borrower Party personally without regard to whether the Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to the Lender under the Loan Documents or applicable law. For purposes of this Article, the term "Mortgaged Property" shall not include any funds that (1) have been applied by any Borrower Party as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (2) are owned by a Borrower Party and which the Borrower Party was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.

                                  ARTICLE XXIII
                            MISCELLANEOUS PROVISIONS

SECTION 23.01 COUNTERPARTS. To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

SECTION 23.02 AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

SECTION 23.03 PAYMENT OF COSTS, FEES AND EXPENSES. The Borrower shall pay, on demand, all reasonable fees, costs, charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by the Lender in connection with:

               (a) Any amendment, consent or waiver to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into).

               (b) Defending or participating in any litigation arising from actions by third parties and brought against or involving the Lender with respect to (i) any Mortgaged Property, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property or (iii) the relationship between the Lender and the Borrower Parties or the REIT in connection with this Agreement or any of the transactions contemplated by this Agreement.

               (c) The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.

               (d) The REIT's Registration Statement, or similar disclosure documents, including fees payable to any rating agencies, including the reasonable fees and expenses of the Lender's attorneys and accountants.

The Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Advances. However, the Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on the Lender. Any attorneys' fees and expenses payable by the Borrower pursuant to this Section shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by the Borrower pursuant to this Section, with interest thereon if not paid when due, shall become additional indebtedness of the Borrower secured by the Loan Documents. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from the Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law. The provisions of this Section are cumulative with, and do not exclude the application and benefit to the Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section.

SECTION 23.04 PAYMENT PROCEDURE. All payments to be made to the Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by the Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.

SECTION 23.05 PAYMENTS ON BUSINESS DAYS. In any case in which the date of payment to the Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

SECTION 23.06 CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR

ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF EACH BORROWER PARTY UNDER THE NOTES, AND EACH BORROWER PARTY UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (1) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (2) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE DISTRICT OF COLUMBIA UNIFORM COMMERCIAL CODE AND (3) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. THE BORROWER PARTIES AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. EACH BORROWER PARTY IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST THE BORROWER PARTIES, AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER PARTIES AND THE LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY THE BORROWER PARTIES TO PERSONAL JURISDICTION WITHIN DISTRICT OF COLUMBIA EACH BORROWER PARTY (I) COVENANTS AND AGREES NOT TO

ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH BORROWER PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO EACH BORROWER PARTY THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY THE BORROWER PARTIES UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY THE BORROWER PARTIES' FREE WILL.

SECTION 23.07 SEVERABILITY. In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.

SECTION 23.08  NOTICES.

               (a) MANNER OF GIVING NOTICE. Each notice, direction, certificate or other communication hereunder (in this Section referred to collectively as "notices" and singly as a "notice") which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:

                      (1) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);

                      (2) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);

                      (3) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient's telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs
        (1) or (2) above within two Business Days) (any notice so delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);

addressed to the parties as follows:

        As to any Borrower Party:

               c/o Mid-America Apartment Communities, Inc.
               6584 Polar Avenue
               Suite 340
               Memphis, Tennessee 38138
               Attention:    Simon R.C. Wadsworth
                             Chief Financial Officer
               Telecopy No.: (901) 682-6667

        with a copy to:

               Apperson, Crump & Maxwell, PLL
               1755 Kirby Parkway
               Suite 100
               Memphis, Tennessee  38120
               Attention:    Philip G. Kaminsky, Esq.
               Telecopy No.: (902) 757-1296

        As to the Lender:

               WMF Washington Mortgage Corp.
               1593 Spring Hill Road
               Vienna, Virginia 22182
               Attention:    Ms. Leslie Dixon-Cook
               Telecopy No.: (703) 610-1422

        with a copy to:

               Morgan, Lewis & Bockius LLP
               1800 M Street, N.W.
               Washington, D.C.  20036
               Attention: Gary S. Smuckler, Esq.
               Telecopy No.: (202) 467-7176

        As to Fannie Mae:

               Fannie Mae
               3939 Wisconsin Avenue, N.W.
               Washington, D.C.  20016-2899
               Attention:    Vice President for
                             Multifamily Asset Management
               Telecopy No.:  (202) 752-5016

        with a copy to:

               Arter & Hadden LLP
               1801 K Street, N.W.
               Suite 400K
               Washington, D.C.  200006

               Attention:    Lawrence H. Gesner, Esq.
               Telecopy No.: (202) 857-0172

               (b) CHANGE OF NOTICE ADDRESS. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.

SECTION 23.09  FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

               (a) FURTHER ASSURANCES. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Lender or the Borrower Parties may request and as may be required in the opinion of the Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

               (b) FURTHER DOCUMENTATION. Without limiting the generality of subsection (a), in the event any further documentation or information is required by the Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, the Borrower Parties shall provide, or cause to be provided to the Lender, at their cost and expense, such documentation or information. The Borrower Parties shall execute and deliver to the Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is reasonably required by the Lender.

               (c) COMPLIANCE WITH INVESTOR REQUIREMENTS. Without limiting the generality of subsection (a), the Borrower Parties shall do anything necessary to comply with the reasonable requirements of the Lender in order to enable the Lender to sell the MBS backed by an Advance.

SECTION 23.10 TERM OF THIS AGREEMENT. This Agreement shall continue in effect until the Credit Facility Termination Date.

SECTION 23.11 ASSIGNMENTS; THIRD-PARTY RIGHTS. No Borrower Party shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of the Lender. The Lender may assign its rights and obligations under this Agreement separately or together, without the Borrower Parties' consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 19.04.

SECTION 23.12 HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 23.13 GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,
(i) the terms defined in Article I, Section 15.01, Section 16.01 and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a
Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word "including" means "including, but not limited to."

SECTION 23.14 INTERPRETATION. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

SECTION 23.15 STANDARDS FOR DECISIONS, ETC. Unless otherwise provided herein, if the Lender's approval is required for any matter hereunder, such approval may be granted or withheld in the Lender's sole and absolute discretion. Unless otherwise provided herein, if the Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in the Lender's sole and absolute discretion.

SECTION 23.16 DECISIONS IN WRITING. Any approval, designation, determination, selection, action or decision of the Lender or the Borrower Parties must be in writing to be effective.

SECTION 23.17 JOINT AND SEVERAL LIABILITY. Each Borrower Party shall be jointly and severally liable for the payment and performance of each obligation of any Borrower Party arising under any of the Loan Documents.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                BORROWER PARTIES

                                MID-AMERICA APARTMENT COMMUNITIES,
                                INC., a Tennessee corporation



                                By: __________________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President


                                MID-AMERICA APARTMENTS, L.P.,
                                a Tennessee limited partnership

                                By: Mid-America Apartment Communities, Inc.,
                                    a Tennessee corporation, its general partner



                                By: _____________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President



                                PADDOCK CLUB BRANDON, A LIMITED
                                PARTNERSHIP, a Georgia limited partnership

                                By: Mid-America Apartment Communities,
                                    Inc., a Tennessee corporation, its general
                                    partner



                                By: _____________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President

                                PADDOCK CLUB COLUMBIA, A LIMITED
                                PARTNERSHIP, a Georgia limited partnership

                                By: Mid-America Apartment Communities,
                                    Inc., a Tennessee corporation, its general
                                    partner



                                By: ______________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President

                                PADDOCK PARK OCALA II, A LIMITED
                                PARTNERSHIP, a Georgia limited partnership

                                By: Mid-America Apartment Communities, Inc.,
                                a Tennessee corporation, its general partner



                                By: ______________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President


                                PADDOCK CLUB TALLAHASSEE, A LIMITED
                                PARTNERSHIP, a Georgia limited partnership

                                By: Mid-America Apartment Communities,
                                    Inc., a Tennessee corporation, its general
                                    partner



                                By: ______________________________
                                    Simon R.C. Wadsworth
                                    Executive Vice President

                               LENDER

                                WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, formerly known as Washington Mortgage Financial Group, Ltd.


                                By: ___________________________________________
                                Name: _________________________________________
                                Title: ________________________________________

                        MASTER CREDIT FACILITY AGREEMENT

                                      among

                  (i) MID-AMERICA APARTMENT COMMUNITIES, INC.,
                            a Tennessee corporation,

                        (ii) MID- AMERICA APARTMENTS, LP,
                        a Tennessee limited partnership,

               (iii) PADDOCK CLUB BRANDON, A LIMITED PARTNERSHIP,
                         a Georgia limited partnership,

               (iv) PADDOCK CLUB COLUMBIA, A LIMITED PARTNERSHIP,
                         a Georgia limited partnership,

                (v) PADDOCK PARK OCALA II, A LIMITED PARTNERSHIP,
                       a Georgia limited partnership, and

              (vi) PADDOCK CLUB TALLAHASSEE, A LIMITED PARTNERSHIP,
                         a Georgia limited partnership,

                                       and

                         WMF WASHINGTON MORTGAGE CORP.,
                             a Delaware corporation,
           formerly known as Washington Mortgage Financial Group, Ltd.

                                   dated as of

                                November 10, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RECITALS ...................................................................   1
ARTICLE I ..................................................................   2
ARTICLE II .................................................................  21
   SECTION 2.01  VARIABLE FACILITY COMMITMENT ..............................  21
   SECTION 2.02  REQUESTS FOR VARIABLE ADVANCES ............................  21
   SECTION 2.03  MATURITY DATE OF VARIABLE ADVANCES ........................  22
   SECTION 2.04  INTEREST ON VARIABLE FACILITY ADVANCES ....................  22
   SECTION 2.05  COUPON RATES FOR VARIABLE ADVANCES ........................  23
   SECTION 2.06  VARIABLE FACILITY NOTE ....................................  23
   SECTION 2.07  EXTENSION OF VARIABLE FACILITY TERMINATION DATE ...........  23
ARTICLE III ................................................................  24
   SECTION 3.01  FIXED FACILITY COMMITMENT .................................  24
   SECTION 3.02  REQUESTS FOR FIXED FACILITY ADVANCES ......................  24
   SECTION 3.03  MATURITY DATE OF FIXED FACILITY ADVANCES;
                 AMORTIZATION PERIOD .......................................  24
   SECTION 3.04  INTEREST ON FIXED FACILITY ADVANCES .......................  25
   SECTION 3.05  COUPON RATES FOR FIXED FACILITY ADVANCES ..................  25
   SECTION 3.06  FIXED FACILITY NOTE .......................................  25
   SECTION 3.07  CONVERSION OF COMMITMENT FROM VARIABLE FACILITY
                 COMMITMENT TO FIXED FACILITY COMMITMENT ...................  25
   SECTION 3.08  LIMITATIONS ON RIGHT TO CONVERT ...........................  26
   SECTION 3.09  CONDITIONS PRECEDENT TO CONVERSION ........................  26
   SECTION 3.10  DEFEASANCE ................................................  27
ARTICLE IV .................................................................  34
   SECTION 4.01  RATE SETTING FOR AN ADVANCE ...............................  34
   SECTION 4.02  ADVANCE CONFIRMATION INSTRUMENT FOR VARIABLE ADVANCES .....  35
   SECTION 4.03  BREAKAGE AND OTHER COSTS ..................................  36
ARTICLE V ..................................................................  36
   SECTION 5.01  INITIAL ADVANCE ...........................................  36
   SECTION 5.02  FUTURE ADVANCES ...........................................  37
   SECTION 5.03  CONDITIONS PRECEDENT TO FUTURE ADVANCES ...................  37
   SECTION 5.04  DETERMINATION OF ALLOCABLE FACILITY AMOUNT AND VALUATIONS .  38
ARTICLE VI .................................................................  38
   SECTION 6.01  RIGHT TO ADD COLLATERAL ...................................  38
   SECTION 6.02  PROCEDURE FOR ADDING COLLATERAL ...........................  38
   SECTION 6.03  CONDITIONS PRECEDENT TO ADDITION OF AN ADDITIONAL
                 MORTGAGED PROPERTY TO THE COLLATERAL POOL .................  40
ARTICLE VII ................................................................  41
   SECTION 7.01  RIGHT TO OBTAIN RELEASES OF COLLATERAL ....................  41
   SECTION 7.02  PROCEDURE FOR OBTAINING RELEASES OF COLLATERAL ............  41
   SECTION 7.03  CONDITIONS PRECEDENT TO RELEASE OF COLLATERAL RELEASE
                 PROPERTY FROM THE COLLATERAL ..............................  42
   SECTION 7.04  SUBSTITUTIONS .............................................  43
ARTICLE VIII ...............................................................  47
   SECTION 8.01  RIGHT TO INCREASE COMMITMENT ..............................  47

   SECTION 8.02  PROCEDURE FOR OBTAINING INCREASES IN COMMITMENT ...........  48
   SECTION 8.03  CONDITIONS PRECEDENT TO INCREASE IN COMMITMENT ............  49
ARTICLE IX .................................................................  49
   SECTION 9.01  RIGHT TO COMPLETE OR PARTIAL TERMINATION OF FACILITIES ....  49
   SECTION 9.02  PROCEDURE FOR COMPLETE OR PARTIAL TERMINATION OF
                 FACILITIES ................................................  49
   SECTION 9.03  CONDITIONS PRECEDENT TO COMPLETE OR PARTIAL TERMINATION
                 OF FACILITIES .............................................  50
ARTICLE X ..................................................................  51
   SECTION 10.01  RIGHT TO TERMINATE CREDIT FACILITY .......................  51
   SECTION 10.02  PROCEDURE FOR TERMINATING CREDIT FACILITY ................  51
   SECTION 10.03  CONDITIONS PRECEDENT TO TERMINATION OF CREDIT FACILITY ...  51
ARTICLE XI .................................................................  52
   SECTION 11.01  CONDITIONS APPLICABLE TO ALL REQUESTS ....................  52
   SECTION 11.02 DELIVERY OF CLOSING DOCUMENTS RELATING TO INITIAL ADVANCE REQUEST, COLLATERAL ADDITION REQUEST, CREDIT FACILITY
                  EXPANSION REQUEST OR FUTURE ADVANCE REQUEST ..............  53
   SECTION 11.03  DELIVERY OF PROPERTY-RELATED DOCUMENTS ...................  54
ARTICLE XII ................................................................  55
   SECTION 12.01  REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES ...  55
   SECTION 12.02  REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES ...  59
   SECTION 12.03  REPRESENTATIONS AND WARRANTIES OF THE LENDER .............  62
ARTICLE XIII ...............................................................  62
   SECTION 13.01  COMPLIANCE WITH AGREEMENTS ...............................  62
   SECTION 13.02  MAINTENANCE OF EXISTENCE .................................  62
   SECTION 13.03  MAINTENANCE OF REIT STATUS ...............................  63
   SECTION 13.04  FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER
                  INFORMATION ..............................................  63
   SECTION 13.05  CERTIFICATE OF COMPLIANCE ................................  65
   SECTION 13.06  MAINTAIN LICENSES ........................................  66
   SECTION 13.07  ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND
                  ACCOUNTANTS ..............................................  66
   SECTION 13.08  INFORM THE LENDER OF MATERIAL EVENTS .....................  66
   SECTION 13.09  INTENTIONALLY OMITTED ....................................  68
   SECTION 13.10  INSPECTION ...............................................  68
   SECTION 13.11  COMPLIANCE WITH APPLICABLE LAWS ..........................  68
   SECTION 13.12  WARRANTY OF TITLE ........................................  68
   SECTION 13.13  DEFENSE OF ACTIONS .......................................  68
   SECTION 13.14  ALTERATIONS TO THE MORTGAGED PROPERTIES ..................  69
   SECTION 13.15  ERISA ....................................................  69
   SECTION 13.16  LOAN DOCUMENT TAXES ......................................  69
   SECTION 13.17  FURTHER ASSURANCES .......................................  70
   SECTION 13.18  MONITORING COMPLIANCE ....................................  70
   SECTION 13.19  LEASES ...................................................  70
   SECTION 13.20  INTENTIONALLY OMITTED ....................................  70
   SECTION 13.21 TRANSFER OF OWNERSHIP INTERESTS OF THE BORROWER PARTIES ...  70
   SECTION 13.22  CHANGE IN SENIOR MANAGEMENT ..............................  72
   SECTION 13.23  DATE-DOWN ENDORSEMENTS ...................................  73
   SECTION 13.24  GEOGRAPHICAL DIVERSIFICATION .............................  73
   SECTION 13.25  OWNERSHIP OF MORTGAGED PROPERTIES ........................  73
ARTICLE XIV ................................................................  73
   SECTION 14.01  OTHER ACTIVITIES .........................................  73
   SECTION 14.02  VALUE OF SECURITY ........................................  74

   SECTION 14.03  ZONING ...................................................  74
   SECTION 14.04  LIENS ....................................................  74
   SECTION 14.05  SALE .....................................................  74
   SECTION 14.06 INDEBTEDNESS ..............................................  74
   SECTION 14.07  PRINCIPAL PLACE OF BUSINESS ..............................  75
   SECTION 14.08  FREQUENCY OF REQUESTS ....................................  75
   SECTION 14.09  CHANGE IN PROPERTY MANAGEMENT ............................  75
   SECTION 14.10  CONDOMINIUMS .............................................  75
   SECTION 14.11  RESTRICTIONS ON PARTNERSHIP DISTRIBUTIONS ................  75
   SECTION 14.12  LINES OF BUSINESS ........................................  75
   SECTION 14.13  LIMITATION ON UNIMPROVED REAL PROPERTY AND NEW
                  CONSTRUCTION .............................................  75
   SECTION 14.14  DIVIDEND PAYOUT ..........................................  76
ARTICLE XV .................................................................  76
   SECTION 15.01  FINANCIAL DEFINITIONS ....................................  76
   SECTION 15.02  COMPLIANCE WITH DEBT SERVICE COVERAGE RATIOS .............  80
   SECTION 15.03  COMPLIANCE WITH LOAN TO VALUE RATIOS .....................  80
   SECTION 15.04  COMPLIANCE WITH CONCENTRATION TEST .......................  80
   SECTION 15.05  COMPLIANCE WITH REIT'S NET WORTH TEST ....................  80
   SECTION 15.06  COMPLIANCE WITH REIT'S TOTAL INDEBTEDNESS TO
                  CONSOLIDATED TOTAL ASSETS RATIO ..........................  80
   SECTION 15.07  COMPLIANCE WITH REIT'S CONSOLIDATED EBITDA TO
                  INTEREST RATIO ...........................................  80
   SECTION 15.08  COMPLIANCE WITH REIT'S CONSOLIDATED EBITDA TO FIXED
                  CHARGE RATIO .............................................  80
ARTICLE XVI ................................................................  80
   SECTION 16.01  STANDBY FEE ..............................................  80
   SECTION 16.02  ORIGINATION FEES .........................................  81
   SECTION 16.03  DUE DILIGENCE FEES .......................................  81
   SECTION 16.04  LEGAL FEES AND EXPENSES ..................................  81
   SECTION 16.05  MBS-RELATED COSTS ........................................  82
   SECTION 16.06  FAILURE TO CLOSE ANY REQUEST .............................  82
   SECTION 16.07  OTHER FEES ...............................................  82
ARTICLE XVII ...............................................................  83
   SECTION 17.01  EVENTS OF DEFAULT ........................................  83
ARTICLE XVIII ..............................................................  85
   SECTION 18.01  REMEDIES; WAIVERS ........................................  85
   SECTION 18.02  WAIVERS; RESCISSION OF DECLARATION .......................  85
   SECTION 18.03  THE LENDER'S RIGHT TO PROTECT COLLATERAL AND PERFORM
                  COVENANTS AND OTHER OBLIGATIONS ..........................  86
   SECTION 18.04  NO REMEDY EXCLUSIVE ......................................  86
   SECTION 18.05  NO WAIVER ................................................  86
   SECTION 18.06  NO NOTICE ................................................  86
   SECTION 18.07  APPLICATION OF PAYMENTS ..................................  86
ARTICLE XIX ................................................................  87
   SECTION 19.01  SPECIAL POOL PURCHASE CONTRACT ...........................  87
   SECTION 19.02  ASSIGNMENT OF RIGHTS .....................................  87
   SECTION 19.03  RELEASE OF COLLATERAL ....................................  87
   SECTION 19.04  REPLACEMENT OF LENDER ....................................  87
   SECTION 19.05  FANNIE MAE AND LENDER FEES AND EXPENSES ..................  88
   SECTION 19.06  THIRD-PARTY BENEFICIARY ..................................  88

ARTICLE XX .................................................................  88
   SECTION 20.01  INSURANCE AND REAL ESTATE TAXES ..........................  88
   SECTION 20.02  REPLACEMENT RESERVES .....................................  88
ARTICLE XXI ................................................................  88
ARTICLE XXII ...............................................................  88
   SECTION 22.01  PERSONAL LIABILITY TO THE BORROWER PARTIES ...............  88
ARTICLE XXIII ..............................................................  90
   SECTION 23.01  COUNTERPARTS .............................................  90
   SECTION 23.02  AMENDMENTS, CHANGES AND MODIFICATIONS ....................  90
   SECTION 23.03  PAYMENT OF COSTS, FEES AND EXPENSES ......................  90
   SECTION 23.04  PAYMENT PROCEDURE ........................................  91
   SECTION 23.05  PAYMENTS ON BUSINESS DAYS ................................  91
   SECTION 23.06  CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER
                  OF JURY TRIAL ............................................  91
   SECTION 23.07  SEVERABILITY .............................................  93
   SECTION 23.08  NOTICES ..................................................  93
   SECTION 23.09  FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS ............  95
   SECTION 23.10  TERM OF THIS AGREEMENT ...................................  95
   SECTION 23.11  ASSIGNMENTS; THIRD-PARTY RIGHTS ..........................  95
   SECTION 23.12  HEADINGS .................................................  95
   SECTION 23.13  GENERAL INTERPRETIVE PRINCIPLES ..........................  95
   SECTION 23.14  INTERPRETATION ...........................................  96
   SECTION 23.15  STANDARDS FOR DECISIONS, ETC .............................  96
   SECTION 23.16  DECISIONS IN WRITING .....................................  96
   SECTION 23.17  JOINT AND SEVERAL LIABILITY ..............................  96

EXHIBIT A   -   Schedule of Initial Mortgaged Properties and Initial Valuations

EXHIBIT B   -   Fixed Facility Note

EXHIBIT C   -   Cash Management Security, Pledge and Assignment Agreement

EXHIBIT D   -   Compliance Certificate

EXHIBIT E   -   Sample Facility Debt Service

EXHIBIT F   -   Organizational Certificate

EXHIBIT G   -   Intentionally Omitted

EXHIBIT H   -   Revolving Credit Endorsement

EXHIBIT I   -   Variable Facility Note

EXHIBIT J   -   Tie-In Endorsement

EXHIBIT K   -   Conversion Request

EXHIBIT L   -   Conversion Amendment

EXHIBIT M   -   Rate Setting Form

EXHIBIT N   -   Rate Confirmation Form

EXHIBIT O   -   Advance Confirmation Instrument

EXHIBIT P   -   Future Advance Request

EXHIBIT Q   -   Collateral Addition Request

EXHIBIT R   -   Collateral Addition Description Package

EXHIBIT S   -   Collateral Addition Supporting Documents

EXHIBIT T   -   Collateral Release Request

EXHIBIT U   -   Confirmation of Obligations

EXHIBIT V   -   Credit Facility Expansion Request

EXHIBIT W   -   Variable Facility Termination Request

EXHIBIT X   -   Variable Facility Termination Document

EXHIBIT Y   -   Credit Facility Termination Request

EXHIBIT Z   -   Collateral Substitution Request

EXHIBIT AA  -   Schedule of Approved Property Management Agreements

EXHIBIT BB  -   Independent Unit Encumbrances

EXHIBIT CC  -   List of Properties Requiring 85% Occupancy

EXHIBIT DD  -   Collateral Substitution Description Package

EXHIBIT EE  -   Collateral Substitution Supporting Documents

EXHIBIT FF  -   Guaranty